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      Two Union Square o P.O. Box 490
      Seattle, Washington 98111-0490


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                                FAMILY OF FUNDS

                               SEMI-ANNUAL REPORT
  ---------------------------------------------------------------------------
                                 April 30, 1997



                              ADJUSTABLE RATE FUND

                                GOVERNMENT FUND

                                 TAX FREE FUND

                                   VALUE FUND

                                  GROWTH FUND




                      The Investors Trust Family of Funds
                      is offered by GNA Distributors, Inc.

                                     [LOGO]


                                FAMILY OF FUNDS


                               SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

                                 April 30, 1997

Dear Valued Shareholder:

I am pleased to present this semi-annual report, which includes financial market reviews, performance reviews, portfolio commentaries, and the financial highlights of each of the Investors Trust Mutual Funds for the six month period ending April 30, 1997.

In addition, I am also pleased to report that on May 16, 1997, the Investors Trust Board of Trustees unanimously approved an Agreement and Plan of Reorganization regarding the proposed combination of the Investors Trust Funds with similar GE Funds (the "Agreement"). Pursuant to the Agreement and subject to shareholder approval, each Investors Trust Fund will transfer substantially all of its assets to a GE Fund having generally similar investment objectives and policies in exchange for shares of that GE Fund.

Later this summer you will receive a combined proxy/prospectus which addresses the details of the proposed merger and its benefits to shareholders. Please read the documents carefully and return your completed and signed proxy form in the envelope provided. A shareholders meeting to vote on the proposal has been tentatively scheduled for mid-September in Seattle.

If you have questions regarding the information contained in this semi-annual report, please contact your investment representative or call Investors Trust Services at 1-800-656-6626 and press 2 on your phone at the prompt. From July 14, 1997, the hours of operation for Investors Trust Services will be 8:00 am - 6:00 pm (eastern).

Thank you for investing with Investors Trust Mutual Funds.

Sincerely,

/s/ Geoffrey S. Stiff
---------------------
Geoffrey S. Stiff
President


    The Investors Trust Family of Funds is offered by GNA Distributors, Inc.

2                                                   Investors Trust Mutual Funds
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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Letter from the President................................................     1

Table of Contents........................................................     2

Listing of Trustees and Officers.........................................     3

Financial Market Review..................................................     5

Sub-Adviser Commentaries and Performance Graphs

  Adjustable Rate Fund...................................................     6

  Government Fund........................................................     8

  Tax Free Fund..........................................................    11

  Value Fund.............................................................    14

  Growth Fund............................................................    17

Notes to Performance.....................................................    20

Investment Portfolios

  Adjustable Rate Fund...................................................    21

  Government Fund........................................................    25

  Tax Free Fund..........................................................    30

  Value Fund.............................................................    38

  Growth Fund............................................................    42

Financial Statements.....................................................    47

Financial Highlights.....................................................    54

Notes to Financial Statements............................................    56

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

Investors Trust Mutual Funds                                                   3
--------------------------------------------------------------------------------

                          INVESTORS TRUST MUTUAL FUNDS

ADJUSTABLE RATE FUND o  GOVERNMENT FUND o  TAX FREE FUND o  VALUE FUND o  GROWTH
FUND

                               Semi-Annual Report

TRUSTEES AND OFFICERS
  EDWARD R. MCMILLAN
  Trustee, Chairman of
  the Board
  PIERCE T. LINDBERG
  Trustee
  DOUGLAS H. PEDERSEN
  Trustee
  GEOFFREY S. STIFF
  President and CEO
  CHARLES A. KAMINSKI
  Senior Vice President
  VICTOR C. MOSES
  Senior Vice President
  THOMAS W. CASEY
  Vice President
  and Treasurer
  STEPHEN N. DEVOS
  Vice President
  and Controller
  EDWARD J. WILES, JR.
  Vice President
  and Secretary
  SCOTT A. CURTIS
  Vice President
  KARRI J. HARRINGTON
  Assistant Secretary

SUB-ADVISERS

ADJUSTABLE RATE FUND
  STANDISH, AYER & WOOD, INC.
  Boston, Massachusetts

GOVERNMENT FUND
  BLACKROCK FINANCIAL
  MANAGEMENT, INC.
  New York, New York

TAX FREE FUND
  BROWN BROTHERS HARRIMAN
  & CO.
  New York, New York

VALUE FUND
  DUFF & PHELPS INVESTMENT
  MANAGEMENT CO.
  Chicago, Illinois

GROWTH FUND
  VALUE LINE, INC.
  New York, New York

ADVISER
  GNA CAPITAL
  MANAGEMENT, INC.
  Seattle, Washington

DISTRIBUTOR
  GNA DISTRIBUTORS, INC.
  Seattle, Washington

COUNSEL
  GOODWIN, PROCTER & HOAR
  Boston, Massachusetts

CUSTODIAN & TRANSFER AGENT
  STATE STREET BANK AND TRUST
  COMPANY
  Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
  COOPERS & LYBRAND L.L.P.
  Boston, Massachusetts

This report is prepared for the shareholders of the Investors Trust Mutual Funds. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Trust's current prospectus.

4                                                   Investors Trust Mutual Funds
--------------------------------------------------------------------------------

                      (This Page Intentionally Left Blank)

Investors Trust Mutual Funds                                                   5
--------------------------------------------------------------------------------

                            FINANCIAL MARKET REVIEW

                     GNA Capital Management, Inc., Adviser

         During the six month period ended April 30, 1997, financial market participants were presented with conflicting economic signals, but signals which on balance pointed to increasing economic growth. Annualized quarterly GDP growth rates were +2.1%, +3.8%, and +5.6% for the third quarter of 1996 through the first quarter of 1997, respectively. As often happens during a period of increasing economic growth, fears of future inflation increased, and this caused intermediate and long-term interest rates to rise. In late March, the Federal Reserve increased short-term interest rates by .25% in what was viewed as a pre-emptive strike against future inflation. Meanwhile, through it all, inflation, as measured by the change in the Consumer Price Index, rose somewhat and then declined, ending the period at a year-over-year rate of +2.5%, down from a comparable level of +3.0% in October, 1996. With fears of future inflation aroused, but with actual, backward-looking inflation seemingly under control, market participants are left to ponder what, if any, monetary policy actions the Federal Reserve will take during the remainder of 1997.

         As mentioned above, intermediate and long-term interest rates rose over the last six months. Specifically, the 5-year Treasury yield rose from 6.07% to 6.57%, up .50%, and the 30-year yield rose from 6.64% to 6.95%, up .31%. Bond prices, which move in the opposite direction of yield changes, declined. In this environment, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a total return of +1.7%, as bond price declines somewhat offset coupon income for the six month period.

         In the equity market, stock prices were propelled higher by increasing corporate profits. Major market indexes moved to record highs periodically throughout the period, although interrupted by a roughly 10% correction from mid-March through mid-April. In this environment, the stock market, as measured by the S&P 500 Stock Index, had a total return of +14.7%, well above the long-term average for the six month period.

--------------------------------------------------------------------------------

6                                           Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

                   FROM THE ADJUSTABLE RATE FUND SUB-ADVISER

                          Standish, Ayer & Wood, Inc.
                        Portfolio Manager: Lori Driscoll

       Q.  What happened in the market during the past six months?

       A. Interest rates have trended upward over the latest six month period. Rising concern over inflationary pressures due to a strengthening economy led up to the Fed's 25 basis point rate hike in March. The Fed's move appeared to be a pre-emptive strike against inflation. The current economic picture supports moderate growth, although considerable uncertainty remains regarding the timing and magnitude of future Fed moves. In general, strong consumer spending and job growth in today's tight labor market are likely to result in upward inflationary pressure. As this is yet to play out, interest rates have fluctuated in about a 0.50% range.

       Q.  What happened in the Fund during the past six month period?

       A. As interest rates have drifted moderately higher, mortgage assets, ranging from adjustable rate mortgages ("ARMs"), fixed rate pass-throughs and asset-backed securities,

 PERFORMANCE OF A $10,000 INVESTMENT SINCE INCEPTION (9/8/93) OF THE INVESTORS
                           TRUST ADJUSTABLE RATE FUND


                                  [Graph here]




       Investors Trust          Investors Trust
       Adjustable Rate          Adjustable Rate              Lehman Brothers           Morningstar Govt.
        Fund-A Shares             Fund-B Shares                 ARM Index            Bond-ARM Fund Average
   (ending value: $11,798)   (ending value: $11,520)     (ending value: $12,239)    (ending value: $10,994)

8/93        10,000                    10,000                      10,000                    10,000
9/93        10,014                     9,997                      10,001                    10,020
10/93       10,026                    10,003                      10,005                    10,039
11/93       10,009                     9,981                       9,978                    10,036
12/93       10,072                    10,052                      10,053                    10,063
1/94        10,083                    10,057                      10,120                    10,099
2/94        10,021                    10,006                      10,088                    10,089
3/94         9,926                     9,889                      10,008                    10,051
4/94         9,850                     9,807                       9,955                    10,018
5/94         9,804                     9,756                       9,947                     9,998
6/94         9,791                     9,736                       9,969                    10,002
7/94         9,906                     9,844                      10,030                    10,037
8/94         9,926                     9,858                      10,079                    10,033
9/94         9,917                     9,843                      10,038                     9,999
10/94        9,876                     9,796                      10,030                     9,961
11/94        9,821                     9,735                      10,001                     9,884
12/94        9,863                     9,771                      10,054                     9,803
1/95         9,987                     9,888                      10,220                     9,816
2/95        10,127                    10,021                      10,426                     9,906
3/95        10,252                    10,138                      10,476                     9,968
4/95        10,326                    10,205                      10,587                    10,017
5/95        10,518                    10,387                      10,758                    10,118
6/95        10,560                    10,423                      10,803                    10,107
7/95        10,554                    10,410                      10,841                    10,123
8/95        10,642                    10,490                      10,908                    10,174
9/95        10,714                    10,555                      10,985                    10,176
10/95       10,785                    10,618                      11,053                    10,145
11/95       10,864                    10,689                      11,147                    10,210
12/95       10,929                    10,746                      11,232                    10,246
1/96        11,026                    10,835                      11,310                    10,305
2/96        11,005                    10,802                      11,335                    10,306
3/96        10,982                    10,773                      11,356                    10,324
4/96        11,014                    10,781                      11,370                    10,352
5/96        11,048                    10,823                      11,403                    10,384
6/96        11,119                    10,886                      11,484                    10,442
7/96        11,152                    10,924                      11,541                    10,482
8/96        11,220                    10,966                      11,610                    10,529
9/96        11,308                    11,046                      11,699                    10,602
10/96       11,429                    11,157                      11,833                    10,690
11/96       11,518                    11,246                      11,946                    10,764
12/96       11,541                    11,268                      11,984                    10,783
1/97        11,611                    11,354                      12,054                    10,855
2/97        11,667                    11,409                      12,122                    10,904
3/97        11,705                    11,429                      12,145                    10,921
4/97        11,798                    11,520                      12,239                    10,994

Past performance is not indicative of future results. See Notes to Performance (page 20).


Average Annual Total Return %
for the period ended April 30, 1997

                               Since
            1 yr      3 yr    Inception
            ----      ----    ---------
Class A     7.12%     6.15%     4.59%
Class B     6.72%     5.49%     3.93%

--------------------------------------------------------------------------------

Investors Trust Adjustable Rate Fund                                           7
--------------------------------------------------------------------------------

       have benefited from declining prepayment risk and a tightening spread environment. Additionally, declining market volatility has reduced the value of embedded options; thereby decreasing the sector's overall call risk. With increased demand for spread product and low supply, mortgage assets performed well in the latest six months. The Fund's dominant position is in the ARM sector which posted strong return performance relative to similar duration Treasuries.

       Q.  What is your current market outlook?

       A. While economic growth was strong in the first quarter of 1997, it is likely to moderate in the coming months. However, high employment, housing activity, retail sales and consumer confidence continue to push economic growth ahead. Despite continued positive inflation news, the economic picture supports our bias toward moderately higher interest rates. In addition, the risk for growth to be stronger than expected appears more likely than a substantial weakening in the economy. Therefore, we are more defensive in our outlook and we expect that current economic conditions will warrant another Fed hike before year end.

       Q.  How have you positioned the Fund to benefit from your market outlook?

       A. Reflecting our more defensive posture, the Fund's duration relative to the ARM Index is neutral. We are also concerned with potential spread widening as a result of cap risk if rates rise significantly. As a result, we have reduced our position in GNMA ARMs in favor of both fixed rate pass-throughs and asset-backeds. However, if bond yields continue to trade in a moderate range, spread product, in general, should perform well.

--------------------------------------------------------------------------------

8                                                Investors Trust Government Fund
--------------------------------------------------------------------------------

                      FROM THE GOVERNMENT FUND SUB-ADVISER

                      BlackRock Financial Management, Inc.
             Portfolio Managers: Keith Anderson and Andrew Phillips

       Q.  What happened in the market during the past six months?

       A. Stronger economic data and accompanying inflation fears caused U.S. Treasury yields to rise for the majority of the six month period between November 1, 1996 and April 30, 1997.

            After reaching their lowest levels since March of 1996, Treasury yields began rising in December after Federal Reserve Chairman Alan Greenspan's mention of "irrational exuberance" in the financial markets. Data indicating continued economic strength characterized the first four months of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. For example, over 700,000 new jobs were created in the first quarter. Therefore, although inflation was largely nonexistent, the combination of a robust economy, tight labor markets and strong consumer confidence led the Federal Reserve to raise the Federal funds rate by 25 basis points (.25%) at their March 25 monetary policy meeting to subdue this growth and pre-emptively fight inflation. Hints of moderating economic growth during April proved to be a more accommodating environment for bonds, as Treasury yields fell towards month-end in response to a strong dollar, rising stock market and optimism for a balanced-budget agreement.

            For the six month period, the yield of the 5-year Treasury note rose 0.50% to end April at 6.57%. However, the 5-year's yield reached a high of 6.85% in mid-April before falling the last two weeks of the month as the likelihood decreased for another interest rate hike by the Federal Reserve at their May meeting. Over the six month period, spread product (bonds that offer yield spreads over Treasuries) outperformed Treasuries. In particular, mortgage-backed securities ("MBS") posted good relative performance primarily due to low interest rate volatility and subdued refinancing concerns. Over the period, the MBS market as measured by the Lehman Mortgage Index returned 2.63% versus the Treasury market's return (measured by the Merrill Lynch 5-7 year Treasury Index) of 1.04%.

--------------------------------------------------------------------------------

Investors Trust Government Fund                                                9
--------------------------------------------------------------------------------

       Q.  What happened in the Fund during the past six month period?

       A. The Fund significantly reduced its U.S. Treasury holdings during the past six months and reallocated those assets into high credit quality bonds which offer higher yields than Treasuries. Specifically, the Fund's weightings in Small Business Administration ("SBA") and Federal Housing Authority ("FHA") Loans were increased. These asset classes offer attractive yield spreads over comparable maturity Treasury securities while typically providing more stable cash flows than residential MBS. The Fund continues to emphasize seasoned, or older, mortgage pass-through securities versus newly issued pass-throughs because seasoned securities are expected to provide more prepayment stability (and therefore more stable cash flows) over time.

 PERFORMANCE OF A $10,000 INVESTMENT SINCE INCEPTION (9/8/93) OF THE INVESTORS
                         TRUST GOVERNMENT FUND A SHARES


                                    [GRAPH]



            Investors Trust            Lehman Brothers          Morningstar Government
         Government Fund-A Shares    Government Bond Index     Bond-General Fund Average
         (ending value: $10,782)     (ending value: $11,828)    (ending value: $11,446)
8/93           10,000                     10,000                    10,000
9/93            9,903                     10,038                    10,024
10/93           9,940                     10,076                    10,044
11/93           9,847                      9,965                     9,962
12/93           9,910                     10,004                    10,005
1/94           10,084                     10,141                    10,108
2/94            9,853                      9,926                     9,948
3/94            9,609                      9,703                     9,754
4/94            9,480                      9,626                     9,667
5/94            9,220                      9,614                     9,646
6/94            9,162                      9,592                     9,622
7/94            9,305                      9,768                     9,751
8/94            9,248                      9,770                     9,759
9/94            9,084                      9,632                     9,648
10/94           9,029                      9,626                     9,634
11/94           8,980                      9,608                     9,604
12/94           9,060                      9,667                     9,655
1/95            9,187                      9,847                     9,805
2/95            9,321                     10,058                     9,997
3/95            9,365                     10,122                    10,046
4/95            9,470                     10,254                    10,156
5/95            9,780                     10,668                    10,473
6/95            9,842                     10,750                    10,530
7/95            9,806                     10,710                    10,504
8/95            9,904                     10,835                    10,612
9/95            9,979                     10,939                    10,699
10/95          10,091                     11,106                    10,826
11/95          10,225                     11,279                    10,965
12/95          10,350                     11,439                    11,095
1/96           10,440                     11,509                    11,155
2/96           10,255                     11,274                    10,974
3/96           10,167                     11,180                    10,901
4/96           10,128                     11,109                    10,842
5/96           10,083                     11,090                    10,817
6/96           10,189                     11,233                    10,927
7/96           10,213                     11,261                    10,952
8/96           10,186                     11,236                    10,937
9/96           10,369                     11,423                    11,094
10/96          10,592                     11,674                    11,297
11/96          10,764                     11,877                    11,462
12/96          10,663                     11,756                    11,372
1/97           10,699                     11,769                    11,399
2/97           10,730                     11,786                    11,418
3/97           10,618                     11,661                    11,306
4/97           10,782                     11,828                    11,446

Past Performance is not indicative of future results. See Notes to Performance (page 20).


Average Annual Total Return %
for the period ended April 30, 1997


                              Since
            1 yr    3 yr    Inception
            ----    ----    ---------
Class A     6.42%   4.33%     2.04%

--------------------------------------------------------------------------------

10                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

 PERFORMANCE OF A $10,000 INVESTMENT SINCE INCEPTION (4/22/87) OF THE INVESTORS
                         TRUST GOVERMENT FUND B SHARES


                                    [GRAPH]


              Investors Trust Government      Lehman Brothers        Morningstar Government
                     Fund-B Shares         Government Bond Index    Bond-General Fund Average
               (ending value: $18,822)    (ending value: $21,724)    (ending value: $19,288)
3/87                   10,000                    10,000                  10,000
4/87                   10,014                     9,754                   9,730
5/87                    9,946                     9,712                   9,691
6/87                   10,064                     9,826                   9,807
7/87                   10,010                     9,805                   9,806
8/87                    9,920                     9,750                   9,754
9/87                    9,654                     9,561                   9,559
10/87                  10,130                     9,933                   9,841
11/87                  10,202                     9,982                   9,914
12/87                  10,338                    10,100                  10,024
1/88                   10,668                    10,431                  10,315
2/88                   10,805                    10,542                  10,421
3/88                   10,746                    10,434                  10,343
4/88                   10,708                    10,378                  10,310
5/88                   10,614                    10,305                  10,259
6/88                   10,890                    10,532                  10,448
7/88                   10,851                    10,461                  10,417
8/88                   10,859                    10,482                  10,427
9/88                   11,060                    10,710                  10,611
10/88                  11,240                    10,899                  10,763
11/88                  11,142                    10,770                  10,679
12/88                  11,066                    10,811                  10,682
1/89                   11,223                    10,948                  10,797
2/89                   11,156                    10,860                  10,750
3/89                   11,161                    10,926                  10,786
4/89                   11,383                    11,160                  10,961
5/89                   11,654                    11,423                  11,182
6/89                   11,928                    11,805                  11,455
7/89                   12,120                    12,054                  11,637
8/89                   12,025                    11,851                  11,511
9/89                   12,078                    11,902                  11,561
10/89                  12,318                    12,210                  11,792
11/89                  12,447                    12,329                  11,894
12/89                  12,518                    12,350                  11,942
1/90                   12,441                    12,174                  11,812
2/90                   12,486                    12,199                  11,852
3/90                   12,538                    12,196                  11,867
4/90                   12,451                    12,089                  11,773
5/90                   12,759                    12,426                  12,063
6/90                   12,932                    12,623                  12,230
7/90                   13,136                    12,784                  12,390
8/90                   13,055                    12,607                  12,258
9/90                   13,149                    12,728                  12,350
10/90                  13,248                    12,935                  12,495
11/90                  13,469                    13,222                  12,747
12/90                  13,651                    13,427                  12,938
1/91                   13,827                    13,571                  13,068
2/91                   13,941                    13,648                  13,139
3/91                   14,012                    13,718                  13,198
4/91                   14,133                    13,869                  13,328
5/91                   14,215                    13,923                  13,394
6/91                   14,220                    13,903                  13,378
7/91                   14,406                    14,069                  13,547
8/91                   14,694                    14,395                  13,819
9/91                   14,952                    14,697                  14,077
10/91                  15,113                    14,827                  14,217
11/91                  15,210                    14,975                  14,336
12/91                  15,538                    15,486                  14,755
1/92                   15,433                    15,244                  14,543
2/92                   15,510                    15,304                  14,609
3/92                   15,394                    15,215                  14,538
4/92                   15,441                    15,311                  14,635
5/92                   15,698                    15,594                  14,866
6/92                   15,905                    15,817                  15,058
7/92                   16,229                    16,215                  15,324
8/92                   16,360                    16,366                  15,461
9/92                   16,474                    16,597                  15,626
10/92                  16,283                    16,358                  15,433
11/92                  16,251                    16,330                  15,418
12/92                  16,437                    16,605                  15,633
1/93                   16,702                    16,958                  15,889
2/93                   16,912                    17,297                  16,121
3/93                   16,969                    17,354                  16,173
4/93                   17,119                    17,488                  16,273
5/93                   17,138                    17,469                  16,264
6/93                   17,495                    17,857                  16,522
7/93                   17,549                    17,966                  16,595
8/93                   17,825                    18,366                  16,852
9/93                   17,754                    18,436                  16,893
10/93                  17,826                    18,506                  16,925
11/93                  17,630                    18,302                  16,788
12/93                  17,732                    18,374                  16,860
1/94                   18,014                    18,626                  17,033
2/94                   17,590                    18,231                  16,765
3/94                   17,160                    17,821                  16,437
4/94                   16,918                    17,680                  16,290
5/94                   16,442                    17,657                  16,255
6/94                   16,328                    17,616                  16,215
7/94                   16,572                    17,940                  16,431
8/94                   16,461                    17,944                  16,445
9/94                   16,518                    17,691                  16,259
10/94                  16,047                    17,678                  16,235
11/94                  15,969                    17,647                  16,184
12/94                  16,100                    17,754                  16,270
1/95                   16,296                    18,085                  16,523
2/95                   16,563                    18,473                  16,846
3/95                   16,631                    18,590                  16,930
4/95                   16,807                    18,833                  17,115
5/95                   17,346                    19,592                  17,648
6/95                   17,445                    19,743                  17,746
7/95                   17,370                    19,670                  17,701
8/95                   17,534                    19,900                  17,883
9/95                   17,655                    20,091                  18,029
10/95                  17,843                    20,397                  18,244
11/95                  18,068                    20,715                  18,477
12/95                  18,279                    21,009                  18,698
1/96                   18,405                    21,137                  18,799
2/96                   18,089                    20,706                  18,493
3/96                   17,902                    20,534                  18,370
4/96                   17,801                    20,403                  18,271
5/96                   17,730                    20,368                  18,228
6/96                   17,905                    20,631                  18,414
7/96                   17,935                    20,682                  18,456
8/96                   17,876                    20,367                  18,430
9/96                   18,162                    20,979                  18,695
10/96                  18,563                    21,441                  19,037
11/96                  18,830                    21,814                  19,316
12/96                  18,663                    21,591                  19,164
1/97                   18,714                    21,615                  19,209
2/97                   18,758                    21,645                  19,241
3/97                   18,548                    21,416                  19,052
4/97                   18,822                    21,724                  19,288

Past performance is not indicative of future results. See Notes to Performance (page 20).

Average Annual Total Return %
for the period ended April 30, 1997

                           Since
            1 yr   3 yr   Inception
            ----   ----   ---------
Class B     5.70%  3.61%    6.51%


       Q.  What is your current market outlook?

       A. BlackRock expects that both production and consumption will continue to be strong in the coming months. However, the combined effects of higher interest rates and already rising consumer debt should lead to more moderate economic growth later in 1997. Despite inflation remaining relatively low, the potential for future inflation exists. Therefore, BlackRock currently maintains a cautious fundamental outlook for bonds. An additional 25 to 50 basis points of interest rate increases by the Fed may still be necessary to temper economic growth to a more sustainable rate, although BlackRock does not believe that 1997 will be a repeat of the dramatic rise in short term interest rates that the market witnessed in 1994.

       Q. How have you positioned the Fund to benefit from your market outlook?

       A. As discussed above, the Fund's allocation to U.S. Treasury securities has been reduced in light of BlackRock's expectation for higher domestic bond yields in the near future. Accordingly, the Fund is substantially invested in mortgages and other spread product (SBA and FHA Project Loans, for example), which we believe will provide higher total returns than Treasuries while providing a higher level of income. The Fund's long-standing bias towards seasoned mortgage pass-throughs remains intact, as market participants have begun to value the relative prepayment stability of these bonds compared to newly issued pass-throughs.

--------------------------------------------------------------------------------

Investors Trust Tax Free Fund                                                 11
--------------------------------------------------------------------------------

                       FROM THE TAX FREE FUND SUB-ADVISER

                         Brown Brothers Harriman & Co.
                       Portfolio Manger: Barbara Brinkley

       Q.  What happened in the market during the past six months?

       A. In November, municipal prices embarked on a heady rally as investors focused on signs of weaker than expected U.S. economic activity; subdued,--and possibly overstated,--inflation; a rising U.S. dollar; and an enhanced prospect for deficit reduction. Yields fell by 0.15%-0.20% before Federal Reserve Chairman Greenspan sobered expectations in early December, and profit-taking set in. Amid strong export demand and construction activity, the U.S. economy rebounded. Rising liquidity fueled domestic demand, while tightening labor markets increased the upward pressure on prices. On March 25, the Federal Reserve raised the funds rate by 0.25% to 5.50%, after keeping monetary policy stable over the preceding 14 months. Municipal yields, which had been creeping higher, jumped an additional 0.25%-0.35% following the Fed's rate hike. Financing volume picked up as issuers hurried to market to lock in their financing.

            For the period, municipal rates rose on overnight maturities by 0.50%, on 5 year maturities by 0.40%, and on 15 year and longer maturities by 0.10%. The 0-30 year yield curve flattened by 0.28%. In the period, municipals outperformed comparable maturity taxable bonds, such as Treasuries and corporates, and municipals with higher coupons outperformed those with lower coupons.

       Q.  What happened in the Fund during the past six month period?

       A. During the last six months, we have taken on a moderately defensive posture as yields initially fell, then rose. The Fund's duration (sensitivity to changes in the level of interest rates) has been reduced accordingly. On December 5, 1996, we shifted from a moderately bullish stance to a neutral posture, feeling that interest rates had little room to fall further. On March 5, 1997, we were prompted by Greenspan's comments during his Humphrey-

--------------------------------------------------------------------------------

12                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

       Hawkins testimony to become more cautious. Anticipating that rates would shift upward, we reduced our exposure and increased our liquidity by selling some intermediate maturities carrying lower (5.25%-6.10%) coupons and redeploying their proceeds into overnight and cash-equivalent maturities. We managed these sales transactions so as to avoid incurring net capital gains tax liability, and continue to maintain a high credit quality and high average coupon.

        PERFORMANCE OF A $10,000 INVESTMENT SINCE INCEPTION (9/8/93) OF
                       THE INVESTORS TRUST TAX FREE FUND

                                    [GRAPH]



            Investors Trust Tax Free             Investors Trust Government      Lehman Brothers        Morningstar Government
                 Fund-A Shares                           Fund-B Shares         Government Bond Index    Bond-General Fund Average
              (ending value:$11,884)              (ending value: $18,823)    (ending value: $12,045)    (ending value: $11,587)

8/93                10,000                                 10,000                     10,000                   10,000
9/93                10,030                                 10,034                     10,125                   10,112
10/93               10,054                                 10,043                     10,138                   10,132
11/93                9,971                                  9,954                     10,065                   10,048
12/93               10,162                                 10,147                     10,278                   10,231
1/94                10,283                                 10,261                     10,408                   10,338
2/94                10,011                                  9,983                     10,081                   10,099
3/94                 9,725                                  9,683                      9,710                    9,729
4/94                 9,712                                  9,673                      9,830                    9,767
5/94                 9,835                                  9,789                      9,908                    9,845
6/94                 9,795                                  9,743                      9,854                    9,799
7/94                 9,965                                  9,907                     10,012                    9,949
8/94                 9,998                                  9,940                     10,061                    9,976
9/94                 9,884                                  9,827                      9,918                    9,844
10/94                9,753                                  9,697                      9,788                    9,693
11/94                9,620                                  9,565                      9,594                    9,522
12/94                9,793                                  9,737                      9,755                    9,715
1/95                10,032                                  9,974                      9,998                    9,953
2/95                10,296                                 10,236                     10,288                   10,206
3/95                10,427                                 10,366                     10,447                   10,294
4/95                10,432                                 10,371                     10,453                   10,305
5/95                10,742                                 10,679                     10,784                   10,581
6/95                10,614                                 10,561                     10,710                   10,502
7/95                10,659                                 10,597                     10,863                   10,576
8/95                10,809                                 10,746                     11,012                   10,681
9/95                10,814                                 10,760                     11,088                   10,739
10/95               10,946                                 10,892                     11,205                   10,876
11/95               11,126                                 11,061                     11,357                   11,049
12/95               11,289                                 11,223                     11,427                   11,154
1/96                11,344                                 11,277                     11,557                   11,219
2/96                11,339                                 11,272                     11,521                   11,156
3/96                11,111                                 11,045                     11,373                   11,005
4/96                11,096                                 11,041                     11,325                   10,968
5/96                11,146                                 11,080                     11,282                   10,974
6/96                11,211                                 11,155                     11,387                   11,062
7/96                11,379                                 11,312                     11,508                   11,154
8/96                11,406                                 11,338                     11,505                   11,154
9/96                11,512                                 11,454                     11,626                   11,285
10/96               11,621                                 11,562                     11,775                   11,397
11/96               11,779                                 11,709                     12,026                   11,576
12/96               11,746                                 11,676                     11,972                   11,540
1/97                11,814                                 11,754                     12,011                   11,548
2/97                11,951                                 11,890                     12,131                   11,640
3/97                11,837                                 11,766                     11,966                   11,509
4/97                11,884                                 11,823                     12,045                   11,587
Past Performance  is not indicative of future results. See Notes to Performance (page 20).


Average Annual Total Return %
for the period ended April 30, 1997
                                                      Since
                        1 yr         3 yr           Inception

Class A                 7.07%       6.95%             4.83%
Class B                 7.06%       6.91%             4.69%



--------------------------------------------------------------------------------

Investors Trust Tax Free Fund                                                 13
--------------------------------------------------------------------------------

       Q.  What is your current market outlook?

       A.   Secular (Long-term) themes remain supportive for bonds

            -- Fiscal Policy is restraining on a global basis

            -- Inflation is declining throughout the industrialized world

            -- Real interest rates remain high

            Cyclical (Short-term) themes are more mixed

            -- Economic activity in the U.S. is showing remarkable
               resilience. Real GDP growth surged 5.6% in the first quarter of 1997, outpacing the fourth quarter of 1996's already robust 3.8% rate. Strong employment and income growth and a rising stock market have stimulated housing and consumer spending; moderate but still positive corporate earnings growth continues to support capital spending. We expect GDP growth in the second quarter to be above 3%.

               For now, broader inflation measures remain stable. However, the absence of slack in the economy could put further upward pressure on prices unless the Fed is successful in slowing economic activity. The Fed, concerned about rising labor costs and continued above-trend growth, has tightened pre-emptively in order to keep inflation in check. We believe the Fed will tighten by an additional 25-50 basis points by the end of the summer to slow economic activity and to insure continued low rates of inflation.

       Q. How have you positioned the Fund to benefit from your market outlook?

       A. The Fund is now positioned with a duration that is moderately shorter than the portfolio's "neutral point" so as to benefit from the somewhat higher interest rate environment we anticipate in the coming quarter. The portfolio's duration is 5.7 years, or 95% of duration neutrality, which is 6 years. Portfolio issues are concentrated in 7-20 year maturities so as to lock in the high tax free yields of the steepest part of the yield curve and to benefit from "rolling down the yield curve" and from lower yields over time. At the same time, cash equivalent securities now constitute over 8% of the Fund. These will benefit from the higher interest rates and flatter yield curve we anticipate and provide liquidity to lock in the expected higher interest rates. Our average coupon is over 7%. We prefer call-protected premium coupons for their greater tax-free yields to maturity, and their more defensive characteristics. Further, they avoid the unfavorable tax effects of market discount bonds. Our average credit quality is Aa+, with over 65% of the portfolio backed by U.S. Treasury securities held in escrow. Our high credit quality and broad geographical diversification are designed to protect against "event risk" that could arise from a local economic/political development or from a natural disaster. We have no derivatives, Section 144A (restricted securities), or alternative minimum tax bonds in the Fund's portfolio. Our investment philosophy is to take measured interest rate exposure using liquid, open-market debt of high quality issuers.

--------------------------------------------------------------------------------

14                                                    Investors Trust Value Fund
--------------------------------------------------------------------------------

                        FROM THE VALUE FUND SUB-ADVISER

                    Duff & Phelps Investment Management, Co.
                     Portfolio Manager: Jeffrey E. Simmons

       Q.  What happened in the market during the past six months?

       A. The stock market experienced a strong six month showing with the S&P 500 up 14.7%. It is evident that the larger, high quality companies continued to drive the market over the past six months, with the S&P 400 mid cap index returning only 6.8% and the Russell 2000 small cap index returning just 1.5%. Indeed, the narrowness of the market is shown by the fact that the twenty largest companies (ranked by market values as of 4/30/97) in the S&P 500 accounted for 51% of the index's return for the six month period.

            The interest rate increase in March added to the volatility of the markets and further heightened the uncertainty surrounding possible future moves by the Federal Reserve Bank. This environment has market participants continuing to focus on higher quality, larger capitalization issues with solid fundamentals.

       Q.  What happened in the Fund during the past six month period?

       A. The Value Fund's focus on large, high quality consistent companies benefited performance over the past six months, as these companies continued to perform well.

            The best and worst performing stocks held throughout the six months were:

            Best                             Worst
----------------------------     ------------------------------
Microsoft              +77.1%    Cisco Systems            -16.4%
American Express       +40.9%    PPG Industries            -3.5%
Intel                  +39.5%    Chase Manhattan           +8.8%
Exxon                  +29.9%    American Home Products    +9.3%
Campbell Soup          +28.9%    Kimberly Clark           +10.9%

       Q.  What is your current market outlook?

       A.   Economic data indicates first quarter 1997 GDP growth of 5.6%
       was well above the Fed's non-inflationary target of 2-2.5%. Even if this trend continues into the second quarter, it is not sustainable. There are increasing indications of a tightening labor market and wage costs continue to be a major watch signal for the Federal Reserve, but we do not believe wage costs will increase enough to be inflationary. We continue to feel that worker productivity will be strong and inflationary pressures will remain moderate. We are projecting a stable inflationary
       environment with the CPI remaining in the mid 2% range. The
       Federal Reserve may increase rates again in the near term, which would put short-term pressure on the markets, but in the longer term, any pre-emptive moves should not be so severe as to push the economy into a recession.
--------------------------------------------------------------------------------

Investors Trust Value Fund                                                    15
--------------------------------------------------------------------------------

            In our judgment, as this is written, the stock market is currently fairly valued relative to the fixed income markets. We expect the uncertainty surrounding interest rates and slowing corporate profit growth will continue to favor high quality, liquid companies with consistent earnings and dividends for the remainder of 1997.



        PERFORMANCE OF A $10,000 INVESTMENT SINCE INCEPTION (9/8/93) OF
                       THE INVESTORS TRUST TAX FREE FUND


                                    [GRAPH]





              Investors Trust Value                Investors Trust Value        Standard & Poor's 500        Morningstar  Equity
                  Fund-A Shares                           Fund-B Shares             Stock Index              Income Fund Average
              (ending value:$17,469)              (ending value: $17,040)    (ending value: $18,922)       (ending value: $16,060)


8/93                10,000                                10,000                     10,000                        10,000
9/93                10,040                                10,067                      9,926                        10,009
10/93               10,173                                10,187                     10,128                        10,122
11/93               10,093                                10,107                     10,032                         9,964
12/93               10,141                                10,147                     10,156                        10,138
1/94                10,208                                10,200                     10,496                        10,420
2/94                 9,967                                 9,960                     10,213                        10,161
3/94                 9,574                                 9,556                      9,768                         9,762
4/94                 9,722                                 9,960                      9,895                         9,875
5/94                 9,789                                 9,757                     10,057                         9,968
6/94                 9,595                                 9,561                      9,808                         9,815
7/94                 9,837                                 9,789                     10,133                        10,070
8/94                10,093                                10,044                     10,545                        10,383
9/94                 9,925                                 9,873                     10,291                        10,193
10/94               10,141                                10,075                     10,527                        10,258
11/94                9,831                                 9,766                     10,140                         9,871
12/94                9,972                                 9,902                     10,288                         9,958
1/95                10,231                                10,145                     10,556                        10,148
2/95                10,557                                10,469                     10,966                        10,473
3/95                10,731                                10,626                     11,290                        10,717
4/95                11,073                                10,964                     11,619                        10,959
5/95                11,414                                11,289                     12,078                        11,292
6/95                11,517                                11,383                     12,361                        11,418
7/95                11,832                                11,695                     12,773                        11,712
8/95                11,778                                11,641                     12,808                        11,821
9/95                12,289                                12,140                     13,344                        12,217
10/95               12,316                                12,140                     13,297                        12,091
11/95               12,715                                12,534                     13,883                        12,618
12/95               12,919                                12,724                     14,139                        12,922
1/96                13,309                                13,095                     14,626                        13,228
2/96                13,462                                13,232                     14,766                        13,344
3/96                13,491                                13,268                     14,908                        13,524
4/96                13,700                                13,460                     15,127                        13,660
5/96                14,021                                13,763                     15,517                        13,867
6/96                13,986                                13,732                     15,581                        13,905
7/96                13,454                                13,196                     14,888                        13,412
8/96                13,720                                13,457                     15,203                        13,759
9/96                14,770                                14,462                     16,058                        14,285
10/96               15,162                                14,847                     16,498                        14,610
11/96               16,239                                15,893                     17,750                        15,420
12/96               15,843                                15,491                     17,402                        15,354
1/97                16,953                                16,563                     18,483                        15,891
2/97                17,059                                16,667                     18,632                        16,091
3/97                16,253                                15,863                     17,857                        15,609
4/97                17,469                                17,040                     18,922                        16,060


Past Performance  is not indicative of future results. See Notes to Performance (page 20).




Average Annual Total Return %
for the period ended April 30, 1997
                                                      Since
                        1 yr         3 yr           Inception

Class A                27.52%      21.58%            16.52%
Class B                26.59%      20.70%            15.72%



       Q. How have you positioned the Fund to benefit from your market outlook?

       A. We have an overweighting in the defensive sector, emphasizing consistent companies in the drug and household products industries. We like the drug industry because with an aging population we have a high degree of confidence in the ability of these types of companies to produce solid earnings growth in an uncertain environment (Eli Lilly, Pfizer, Bristol Myers). Our overweighting in the household product industry is an outgrowth of the international growth potential and strong profit growth of these dominant name brand players (Procter & Gamble, Gillette, Kimberly Clark). As these companies became more aggressive with international volume growth the result has been consistent double digit earnings and dividend growth for shareholders.

--------------------------------------------------------------------------------

16                                                    Investors Trust Value Fund
--------------------------------------------------------------------------------

            We continue to be underweight in the interest-sensitive sector. This is mainly due to our lack of representation in the electric and gas utility industries. We have been under represented in these industries for a long time, with the uncertainty of future earnings surrounding deregulation and other looming legislative concerns. However within the interest-sensitive sector we remain attracted to American Express, Chase Manhattan, Banc One, and National City. With compelling valuations and improving business situations we feel these fundamentals continue to warrant positions.

            We are underweighted in the energy sector due to our outlook for falling oil prices. Within the technology sector we are underweighted relative to the S&P 500, but we continue to hold significant positions in the high quality market leaders such as Intel, Microsoft and Compaq.

            Going forward, we anticipate the companies we own in the Value Fund will benefit from the financial markets uncertainty surrounding future interest rates and slowing corporate profit growth. This environment is ideal, and we believe sustainable, for companies that are in the Value Fund; that is high quality, blue-chip companies with consistent earnings and dividend growth.

--------------------------------------------------------------------------------

Investors Trust Growth Fund                                                   17
--------------------------------------------------------------------------------

                        FROM THE GROWTH FUND SUB-ADVISER

                                Value Line, Inc.
                        Portfolio Manager: Alan Hoffman

       Q.  What happened in the market during the past six months?

       A. The past six month span has seen the U.S. equity market proceed down two very different paths, a process that actually started late last summer. On the one hand, the large, "household name" stocks, like those that comprise the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Index, have generally gone straight up, setting a string of new records for the underlying indexes. Conversely, the secondary, more-speculative stocks, especially many of those in the technology area, have lagged the broad market by a good margin.

            There are two principal components of that underperformance. First, the stocks of some fine companies (especially in retailing and financial services) have just not exhibited the upward price momentum of several of the "household name" stocks. And second, a number of technology issues have been savagely sold off when earnings reports failed to exceed analysts' expectations, even when earnings shortfalls were relatively minor.

       Q.  What happened in the Fund during the past six month period?

       A. As a growth vehicle, our Fund is overweighted in the speculative names, especially, again, in technology stocks. That portfolio orientation has resulted in a fairly sharp degree of underperformance relative to the popular benchmarks. To counter the negative volatility that has unfolded over the last few months, we have moved into stocks in entirely new economic

--------------------------------------------------------------------------------

18                                                   Investors Trust Growth Fund
--------------------------------------------------------------------------------

       sectors--oilfield services is a prominent example--but those moves were executed at points that were unfavorable in terms of subsequent stock price developments.

        PERFORMANCE OF A $10,000 INVESTMENT SINCE INCEPTION (9/8/93) OF
                        THE INVESTORS TRUST GROWTH FUND


                                    [GRAPH]





            Investors Trust Growth                Investors Trust Growth        Standard & Poor's 500      Morningstar Growth
                Fund-A Shares                           Fund-B Shares             Stock Index                 Fund Average
            (ending value:$16,357)              (ending value: $15,942)    (ending value: $18,922)       (ending value: $16,090)


8/93              10,000                                10,000                     10,000                    10,000
9/93              10,400                                10,412                      9,926                    10,112
10/93             10,212                                10,212                     10,128                    10,238
11/93             10,047                                10,047                     10,032                    10,036
12/93             10,435                                10,424                     10,156                    10,342
1/94              10,788                                10,765                     10,496                    10,663
2/94              10,659                                10,624                     10,213                    10,509
3/94               9,847                                 9,824                      9,768                    10,011
4/94               9,847                                 9,800                      9,895                    10,057
5/94               9,812                                 9,765                     10,057                    10,079
6/94               9,447                                 9,400                      9,808                     9,731
7/94               9,657                                 9,610                     10,133                     9,987
8/94              10,394                                10,323                     10,545                    10,471
9/94              10,251                                10,180                     10,291                    10,293
10/94             10,465                                10,382                     10,527                    10,447
11/94             10,180                                10,097                     10,140                    10,047
12/94             10,322                                10,228                     10,288                    10,154
1/95              10,394                                10,299                     10,556                    10,215
2/95              10,857                                10,739                     10,966                    10,607
3/95              11,106                                10,976                     11,290                    10,904
4/95              11,273                                11,143                     11,619                    11,117
5/95              11,581                                11,439                     12,078                    11,426
6/95              12,377                                12,212                     12,361                    11,921
7/95              13,244                                13,055                     12,773                    12,516
8/95              13,292                                13,103                     12,808                    12,625
9/95              13,743                                13,542                     13,344                    12,968
10/95             13,518                                13,316                     13,297                    12,748
11/95             13,874                                13,649                     13,883                    13,223
12/95             13,589                                13,364                     14,139                    13,295
1/96              13,945                                13,708                     14,626                    13,560
2/96              14,337                                14,077                     14,766                    13,883
3/96              14,278                                14,017                     14,908                    14,034
4/96              14,646                                14,374                     15,127                    14,525
5/96              15,169                                14,872                     15,517                    14,903
6/96              14,551                                14,267                     15,581                    14,675
7/96              13,815                                13,530                     14,888                    13,789
8/96              14,539                                14,243                     15,203                    14,320
9/96              15,715                                15,383                     16,058                    15,119
10/96             15,632                                15,288                     16,498                    15,191
11/96             16,570                                16,191                     17,750                    16,059
12/96             16,000                                15,633                     17,402                    15,887
1/97              16,689                                16,286                     18,483                    16,620
2/97              16,214                                15,811                     18,632                    16,356
3/97              15,430                                15,051                     17,857                    15,599
4/97              16,357                                15,942                     18,922                    16,090


Past Performance  is not indicative of future results. See Notes to Performance (page 20).




Average Annual Total Return %
for the period ended April 30, 1997
                                                      Since
                        1 yr         3 yr           Inception

Class A                11.68%      18.43%            14.43%
Class B                10.91%      17.61%            13.63%



       Q.  What is your current market outlook?

       A. In the relatively near term--say, through the third quarter of 1997--we have a cautious outlook on U.S. equities. Financial market participants are clearly focused on underlying economic fundamentals, the Federal Reserve Board's interpretation of those fundamentals,

--------------------------------------------------------------------------------

Investors Trust Growth Fund                                                   19
--------------------------------------------------------------------------------

       and what all of that means for interest rates. We think that that translates into equity prices moving within a broad trading range, defined roughly as 6300 to 7300 on the Dow Jones Industrials. In other words, we don't foresee an immediate major correction in stock prices, but we also don't see the impetus that will drive them much higher.

            Longer term, we remain as bullish as ever. We think the economy will continue to exhibit moderate growth, in an environment of relatively low and stable rates of interest and inflation, for an extended period into the future. That climate is ideal for growth investing.

       Q. How have you positioned the Fund to benefit from your market outlook?

       A. In order to cushion the near-term volatility, we have introduced incremental diversification into the portfolio: there are currently about 80 stocks among our holdings, the vast majority of which each account for less than 2% of net assets. We also hold somewhat more cash than normal. However, to capture the longer-term growth implicit in the Fund's mandate, we remain overweighted in the technology, financial-services, and health-care stocks that we believe will be the engines of growth in the U.S. economy as it enters the third millennium.

--------------------------------------------------------------------------------

20                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE

  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The total returns of classes A and B shown do not include the reduction of the maximum applicable sales charges (4.50% for Class A shares; 5.00% for Class B shares). If total returns included the effects of these charges, the performance figures for each class would have been lower. Additionally, the Adviser has agreed to waive or limit certain expenses as described in detail in the Funds' Prospectuses. Had the Adviser not absorbed a portion of expenses, total returns would have been lower.

  The Lehman Brothers ARM Index, the Lehman Brothers Government Bond Index, the Lehman Brothers 10-Year General Obligation Municipal Bond Index and the S&P 500 Stock Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The results shown for the foregoing indices assume reinvestment of net dividends.

  The views expressed in this report reflect those of the Adviser and Sub-Advisers only through April 30, 1997, the end of the period of this report. The Adviser's and Sub-Advisers' views are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------

Investors Trust Adjustable Rate Fund                                          21
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited)

                                                                         % of Net   Principal      Market
                                                                          Assets    Amount ($)   Value ($)
                                                                         --------   ----------   ----------
LONG-TERM GOVERNMENT AGENCY SECURITIES                                      82.5
Federal Home Loan Mortgage Corporation
Adjustable Rate Mortgages (b)(d)-16.9
     5.695%, with a maturity date of November 1, 2026..................                96,902        98,417
     6.907%, with a maturity date of April 1, 2026.....................               123,925       126,462
     7.341%, with a maturity date of June 1, 2024......................               159,727       164,519
     7.654%, with a maturity date of January 1, 2023...................                96,915       100,307
     7.770%, with a maturity date of October 1, 2022...................                65,165        67,222
     7.818%, with a maturity date of August 1, 2023....................               176,663       183,399
     7.851%, with a maturity date of January 1, 2023...................               124,196       126,331
     7.882%, with a maturity date of January 1, 2024...................                99,216       101,665
     7.985%, with a maturity date of August 1, 2023....................               211,992       220,737
                                                                                                 ----------
     Total Federal Home Loan Mortgage Corporation
       Adjustable Rate Mortgages
            (Cost $1,173,763)..........................................                           1,189,059
                                                                                                 ----------
Federal National Mortgage Association
Adjustable Rate Mortgages (b)(d)-6.4
     4.804%, with a maturity date of April 1, 2026.....................               240,524       242,066
     6.953%, with a maturity date of May 1, 2021.......................               205,037       210,708
                                                                                                 ----------
     Total Federal National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $439,452)............................................                             452,774
                                                                                                 ----------
Government National Mortgage Association
Adjustable Rate Mortgages (a)(b)(d)-52.8
     6.000%, with various maturity dates to October 20, 2025...........               884,110       891,646
     6.500%, with various maturity dates to August 20, 2025............             1,134,516     1,154,522
     6.875%, with various maturity dates to October 20, 2024...........                58,856        60,228
     7.000%, with various maturity dates to September 20, 2024.........               536,757       549,761
     7.125%, with various maturity dates to August 20, 2024............             1,033,077     1,062,182
                                                                                                 ----------
     Total Government National Mortgage Association
       Adjustable Rate Mortgages
          (Cost $3,564,931)............................................                           3,718,339
                                                                                                 ----------
Government National Mortgage Association (a)(b)-4.3
     9.000%, with various maturity dates to October 15, 2016
            (Cost $299,939)............................................               282,129       300,416
                                                                                                 ----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

22                                          Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                         % of Net   Principal      Market
                                                                          Assets    Amount ($)   Value ($)
                                                                         --------   ----------   ----------
Federal Home Loan Mortgage Corporation
Real Estate Mortgage Investment Conduits [REMIC] (b)(c)--2.1
     6.250%, with a maturity date of September 15, 2018
       [Series 1714 Class E]
            (Cost $148,810)............................................               150,000       147,609
                                                                                                 ----------
     Total Long-Term Government Agency Securities
            (Cost $5,626,895)..........................................                           5,808,197
                                                                                                 ----------
NON-AGENCY MORTGAGES                                                         4.8
Resolution Trust Corporation Mortgage Pass-Throughs (b)(c)-4.8
     8.000%, with a maturity date of September 25, 2021
            [Series 92-M4 Class A1]....................................               166,712       167,701
     9.000%, with a maturity date of September 25, 2028
            [Series 91-6 Class C1].....................................               167,426       171,245
                                                                                                 ----------
     Total Resolution Trust Corporation Mortgage Pass-Throughs
            (Cost $338,006)............................................                             338,946
                                                                                                 ----------
     Total Non-Agency Mortgages
            (Cost $338,006)............................................                             338,946
                                                                                                 ----------
ASSET-BACKED SECURITIES                                                      7.8
     AFC Home Equity Loan Trust, 8.000%, December 25, 2024
            [Series 94-3 Class 1A].....................................               120,527       122,190
     Citibank Credit Card Master Trust, Zero Coupon February 7, 2003
            [Series 96-1 Class A]......................................               225,000       174,726
     Old Stone Credit Corporation Home Equity Loan Trust,
       6.300%, September 25, 2007 [Series 92-3 Class A2]...............               111,625       110,788
     The Money Store Home Equity Trust, 6.850%, June 15, 2019
            [Series 96-A Class A5] (b)(c)..............................               140,000       139,146
                                                                                                 ----------
     Total Asset-Backed Securities
            (Cost $552,997)............................................                             546,850
                                                                                                 ----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Adjustable Rate Fund                                          23
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                         % of Net   Principal      Market
                                                                          Assets    Amount ($)   Value ($)
                                                                         --------   ----------   ----------
SHORT-TERM INVESTMENTS                                                       4.2
Commercial Paper-1.4
     General Electric Capital Corporation
     5.550%, with a maturity date of May 1, 1997
            (Cost $100,000)............................................               100,000       100,000
                                                                                                 ----------

                                                                                        Number
                                                                                       of Shares
                                                                                       ---------
Money Market Mutual Funds-2.8
     SSgA Money Market Fund [Class A].....................................              177,806       177,806
     SSgA US Government Money Market Fund.................................               19,558        19,558
                                                                                                   ----------
     Total Money Market Mutual Funds
            (Cost $197,364)...............................................                            197,364
     Total Short-Term Investments
            (Cost $297,364)...............................................                            297,364
                                                                            --------               ----------
Summary
     Total investments
            (Cost $6,815,262) (e).........................................     99.3                 6,991,357
     Other assets and liabilities, net....................................      0.7                    46,431
                                                                            --------               ----------
Net assets................................................................    100.0                $7,037,788
                                                                            --------               ----------
                                                                            --------               ----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

24                                          Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued
------------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have the same coupon rates have been aggregated for financial statement presentation purposes.
(b) Effective maturities for all securities may be shorter than indicated due to prepayments.
(c) Risks associated with Collateralized Mortgage Obligations ("CMOs")--The net asset value of the Fund is sensitive to interest rate fluctuations. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs as they are received, but certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in a CMO may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities and this uncertainty results in greater price volatility.
(d) Risks associated with Adjustable Rate Mortgage securities ("ARMs")--Most ARMs are subject to limits on coupon changes ("caps" and "floors"). Coupon caps/floors limit the amount the coupon can adjust on coupon reset dates, or over the life of the loan. If interest rates change quickly, an adjustable rate mortgage's coupon adjustment may be constrained by its periodic or lifetime limit. For example, if rates rise quickly, since the coupon rate cannot reset to equal the market rates, or at least cannot do so immediately, an investment in an ARM may be subject to a decline in price, despite the fact that ARM securities are often represented to have less price risk than fixed rate securities. Until, and if, the ARM's coupon rate can adjust to equal current market rates, it will be subject to price variations, despite being an "adjustable rate" security. This exposure is called "cap risk". Conversely, an ARM may benefit from the floor on its rate adjustments if market rates drop below the minimum rate the ARM may pay.
(e) See Note 3 in the Notes to Financial Statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Government Fund                                               25
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited)

                                                                      % of Net    Principal       Market
                                                                       Assets    Amount ($)     Value ($)
                                                                      --------   -----------   ------------
LONG-TERM GOVERNMENT AND AGENCY SECURITIES                               96.9
Federal Home Loan Mortgage Corporation (a)(b)-24.6
      5.500%, with a maturity date of December 1, 2008..............               4,094,536      3,838,628
      6.500%, with various maturity dates to February 1, 2027.......              62,644,547     60,462,082
      7.000%, with various maturity dates to February 1, 2027.......               1,446,030      1,403,994
      7.500%, with various maturity dates to September 1, 2026......              86,862,533     87,352,041
      9.000%, with a maturity date of December 1, 2014..............               3,460,726      3,616,424
     10.000%, with various maturity dates to June 1, 2020...........                  26,495         27,834
                                                                                               ------------
     Total Federal Home Loan Mortgage Corporation
            (Cost $158,664,460).....................................                            156,701,003
                                                                                               ------------
United States Treasury Bonds-4.7
      6.625%, with a maturity date of February 15, 2027.............              13,500,000     12,953,655
     11.875%, with a maturity date of November 15, 2003.............              13,500,000     17,182,935
                                                                                               ------------
     Total United States Treasury Bonds
            (Cost $30,447,102)......................................                             30,136,590
                                                                                               ------------
Federal National Mortgage Association
Real Estate Mortgage Investment Conduits [REMIC] (b)(c)-4.0
      3.500%, with a maturity date of October 25, 2021
       [Series 96-14 Class M].......................................              14,200,000     11,302,312
      5.000%, with a maturity date of January 25, 2023
       [Series 93-210 Class A]......................................               3,237,060      2,834,301
      8.400%, with a maturity date of August 25, 2019
       [Series 89-54 Class E].......................................              10,800,000     11,090,196
                                                                                               ------------
     Total Federal National Mortgage Association
     Real Estate Mortgage Investment Conduits [REMIC]
            (Cost $25,148,122)......................................                             25,226,809
                                                                                               ------------
Federal National Mortgage Association (a)(b)-4.5
      6.500%, with various maturity dates to February 1, 2026.......               1,738,340      1,647,551
      7.000%, with various maturity dates to February 1, 2027.......              24,643,934     23,890,689
      9.000%, with various maturity dates to July 1, 2021...........               2,833,733      2,999,348
                                                                                               ------------
     Total Federal National Mortgage Association
            (Cost $28,621,025)......................................                             28,537,588
                                                                                               ------------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

26                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                      % of Net    Principal       Market
                                                                       Assets    Amount ($)     Value ($)
                                                                      --------   -----------   ------------
Federal National Mortgage Association Medium Term Notes-18.4
     10.450%, with a maturity date of October 13, 2015..............              10,000,000     13,251,600
     11.875%, with a maturity date of May 19, 2000..................              40,000,000     45,762,400
     12.000%, with a maturity date of November 13, 2000 (f).........              50,000,000     58,343,500
                                                                                               ------------
     Total Federal National Mortgage Association
       Medium Term Notes
            (Cost $120,542,600).....................................                            117,357,500
                                                                                               ------------
Government National Mortgage Association (a)(b)-15.7
      6.500%, with various maturity dates to April 15, 2024.........              20,118,832     19,073,532
      7.000%, with various maturity dates to April 15, 2026.........              34,821,733     33,765,490
      7.500%, with a maturity date of May 15, 2027 (e)..............               6,120,000      6,066,450
      8.000%, with various maturity dates to March 15, 2026.........              36,471,763     37,148,081
      8.500%, with various maturity dates to March 15, 2023.........                 756,890        786,281
      9.000%, with a maturity date of May 15, 2013..................                 244,280        259,758
      9.500%, with various maturity dates to December 15, 2017......               2,755,607      2,986,976
                                                                                               ------------
     Total Government National Mortgage Association
            (Cost $100,206,062).....................................                            100,086,568
                                                                                               ------------
Federal Home Loan Mortgage Corporation
Multiclass Mortgage Participation Certificates (b)(c)-0.7
      4.500%, with a maturity date of November 15, 2020
            [Series 1262 Class H]...................................               2,000,000      1,673,740
      9.500%, with a maturity date of January 15, 2019
            [Series 38 Class C].....................................               2,340,771      2,371,482
                                                                                               ------------
     Total Federal Home Loan Mortgage Corporation
     Multiclass Mortgage Participation Certificates (b)(c)
            (Cost $4,026,282).......................................                              4,045,222
                                                                                               ------------
Financing Corporation-6.4
      9.650%, with a maturity date of November 2, 2018..............               2,020,000      2,531,626
     10.700%, with a maturity date of October 6, 2017...............              28,165,000     38,366,081
                                                                                               ------------
     Total Financing Corporation
            (Cost $37,252,781)......................................                             40,897,707
                                                                                               ------------
Small Business Administration Loans (b)-8.6
      6.950%, with a maturity date of November 1, 2016
            [Series 96-20 Class K]..................................               7,000,000      6,888,398

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Government Fund                                               27
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                      % of Net    Principal       Market
                                                                       Assets    Amount ($)     Value ($)
                                                                      --------   -----------   ------------
      7.150%, with a maturity date of March 1, 2017
            [Series 97-20 Class C]..................................               5,000,000      4,991,146
      7.350%, with a maturity date of August 1, 2005
            [Series 95-P10 Class C1]................................              12,502,866     12,465,748
      7.550%, with a maturity date of June 1, 2016
            [Series 96-20 Class F]..................................               8,264,440      8,372,156
      7.600%, with a maturity date of May 1, 2016
            [Series 96-20 Class E]..................................               3,944,617      4,007,407
      7.700%, with a maturity date of July 1, 2016
            [Series 96-20 Class G]..................................               5,915,036      6,038,349
      8.100%, with a maturity date of March 1, 2015
            [Series 95-20 Class C]..................................               9,293,088      9,641,497
      8.150%, with a maturity date of February 1, 2015
            [Series 95-20 Class B]..................................               1,947,580      2,034,225
                                                                                               ------------
     Total Small Business Administration Loans
            (Cost $54,460,683)......................................                             54,438,926
                                                                                               ------------
Federal Housing Administration Project Loans (i)-8.4
Construction Loan Certificates--"CLC"s
     Elton Home, 9.250%, March 1, 2037..............................               3,051,950      3,262,248
     Messenger House Care, 8.500%, July 31, 2021....................               7,475,200      7,704,128
     Northfield Commons, 7.900%, September 1, 2037..................               7,719,100      7,753,358
     Pine Creek, 8.500%, July 31, 2036..............................               2,768,000      2,866,610
     University Park, 7.875%, January 1, 2038.......................               7,224,340      7,219,825
     Willow Creek, 8.000%, July 1, 2037.............................               5,680,346      5,753,128
                                                                                               ------------
                                                                                                 34,559,297
                                                                                               ------------
Permanent Loan Certificates--"PLC"s
     Hudson Apartments, 8.200%, October 1, 2021.....................               2,254,072      2,306,903
     Lakeland Nursing, 7.875%, December 1, 2034.....................               6,905,788      6,946,794
     Shelby Manor, 8.750%, June 25, 2035............................               4,187,229      4,382,198
     Village Green, 8.250%, September 1, 2034.......................               5,261,211      5,396,850
                                                                                               ------------
                                                                                                 19,032,745
                                                                                               ------------
     Total Federal Housing Administration Project Loans
            (Cost $52,446,558)......................................                             53,592,042
                                                                                               ------------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

28                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                      % of Net    Principal       Market
                                                                       Assets    Amount ($)     Value ($)
                                                                      --------   -----------   ------------
New York City Mortgage Loan Trust (d)-0.9
      6.750%, with a maturity date of June 25, 2006
            (Cost $5,890,309).......................................               6,080,496      5,951,285
                                                                                               ------------
     Total Long-Term Government and Agency Securities
            (Cost $617,705,984).....................................                            616,971,240
                                                                                               ------------

SHORT TERM INVESTMENTS                                                    3.6
Federal Home Loan Bank Discount Note-3.6
      5.280%, with a maturity date of May 1, 1997
            (Cost $22,680,000)......................................              22,680,000     22,680,000
                                                                                               ------------
     Total Short Term Investments
            (Cost $22,680,000)......................................                             22,680,000
                                                                      --------                 ------------
Summary
     Total investments (Cost $640,385,984) (g)......................    100.5                   639,651,240
     Other assets and liabilities, net..............................     (0.5)                   (3,049,636)
                                                                      --------                 ------------
Net assets..........................................................    100.0                  $636,601,604
                                                                      --------                 ------------
                                                                      --------                 ------------

------------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have the same coupon rates, have been aggregated for financial statement presentation purposes.
(b) Effective maturities for all securities may be shorter than indicated due to prepayments.
(c) Risks associated with Collateralized Mortgage Obligations ("CMOs")--The net asset value of the Fund is sensitive to interest rate fluctuations. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs as they are received, but certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in a CMO may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities and this uncertainty results in greater price volatility.
(d) 144A Securities--These securities are private placement securities and can be considered restricted since resale of such securities are only allowed to certain qualified institutional buyers. Because the disposition of these securities are restricted, such securities could possibly become illiquid in particular circumstances.
(e)  To be announced ("TBA" Forward Commitment Transactions) securities (Note
     2).
(f)  Collateral for open futures contracts (Note 3).
(g) See Note 3 in the Notes to Financial Statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Government Fund                                               29
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued
(h)  At April 30, 1997, open futures contracts purchased were as follows:

    Contracts                                                    Expiration      Market        Unrealized
    Purchased                    Description                        Date          Value       Depreciation
    ---------   ----------------------------------------------   -----------   -----------    ------------
       251      U.S. Treasury Note and Bond Futures                June 97     $26,918,531     $ (155,280)
                                                                               -----------    ------------
                                                                               -----------    ------------

(i) Federal Housing Administration ("FHA") project loans--These securities are pass-throughs or participation certificates backed by the U.S. Department of Housing and Urban Development ("HUD"). Although HUD insures the project loan collateral, it does not guarantee timely payment of principal and interest on the securities. Project loans held by the Fund are structured as Construction Loan Certificates/Permanent Loan Certificates ("CLCs/PLCs"). The Fund purchases a project loan by committing to fund construction costs on a monthly basis until the project is built (CLCs). When construction is completed, the Fund's cumulative monthly construction financing payments are rolled into permanent mortgages on the buildings
      (PLCs).

     As of April 30, 1997, the Fund had committed to fund construction costs as follows:

                                                                                Principal         Market
                            Description                                           Amount          Value
-------------------------------------------------------------------             ----------      ----------
     Elton Home, 9.250%, March 1, 2037.............................             $  165,898      $  169,371
     Messenger House Care, 8.500%, July 31, 2021...................              2,191,356       2,211,055
     Northfield Commons, 7.900%, September 1, 2037.................              1,093,312       1,109,558
     Pine Creek, 8.500%, July 31, 2036.............................                790,512         796,796
     University Park, 7.875%, January 1, 2038......................              3,524,314       3,498,047
     Willow Creek, 8.000%, July 1, 2037............................                910,040         933,816
                                                                                                ----------
                                                                                                $8,718,643
                                                                                                ----------
                                                                                                ----------

     These costs are stated in the Statement of Assets and Liabilities as Project Loans Payable.

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

30                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited)

                                                                       % of Net   Principal      Market
                                                                        Assets    Amount ($)    Value ($)
                                                                       --------   ----------   -----------
LONG-TERM MUNICIPAL INVESTMENTS                                           89.3
Alabama-0.3
     Birmingham Alabama North Medical Clinic Board Revenue,
       6.625%, April 1, 2000*..........................................              75,000         79,060
                                                                                               -----------
Alaska-0.1
     North Slope Borough Alaska, 10.000%, June 30, 2001* (b)...........              30,000         35,745
                                                                                               -----------
Arizona-0.7
     Maricopa County Arizona, 6.250%, July 1, 2002 (b).................             175,000        186,153
                                                                                               -----------
Arkansas-3.1
     Arkansas Housing Development Agency,
       8.375%, July 1, 2010*...........................................             270,000        331,460
     Arkansas Housing Development Agency,
       8.375%, July 1, 2011*...........................................             235,000        301,406
     Pulaski County Arkansas Hospital Revenue,
       9.250%, March 1, 2010*..........................................           105,000..        134,504
                                                                                               -----------
                                                                                                   767,370
                                                                                               -----------
California-4.9
     California State, 8.750%, May 1, 2004.............................             110,000        133,938
     Sacramento California Municipal Utility District Electric Revenue,
       9.000%, April 1, 2013 [Series M]*...............................             620,000        816,620
     San Diego California Hospital Revenue,
       8.875%, February 1, 2011*.......................................             210,000        267,891
                                                                                               -----------
                                                                                                 1,218,449
                                                                                               -----------
Colorado-3.5
     Colorado Springs Utilities Revenue,
       8.500%, November 15, 2011*......................................             100,000        125,867
     Denver Colorado City and County Single-Family Mortgage Revenue,
       7.000%, August 1, 2010 [Series 1978A]*..........................             490,000        553,915
     Loveland Colorado, 8.875%, November 1, 2005*......................             165,000        202,066
                                                                                               -----------
                                                                                                   881,848
                                                                                               -----------
Connecticut-4.9
     Connecticut State Health and Educational Facility Authority,
       7.000%, July 1, 2012*...........................................             725,000        816,778
     Connecticut State Housing Finance Authority,
       6.050%, May 15, 2014............................................             410,000        414,596
                                                                                               -----------
                                                                                                 1,231,374
                                                                                               -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Tax Free Fund                                                 31
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                       % of Net   Principal      Market
                                                                        Assets    Amount ($)    Value ($)
                                                                       --------   ----------   -----------
Delaware-0.9
     Delaware Transportation Authority Transportation Systems Revenue,
       6.100%, July 1, 2002............................................             110,000        116,006
     Georgetown Delaware, 6.800%, June 1, 2001** (b)...................             100,000        107,604
                                                                                               -----------
                                                                                                   223,610
                                                                                               -----------
Florida-6.1
     Broward County Florida General Obligation,
       6.200%, January 1, 2007 [Series C]..............................              25,000         26,478
     Dade County Florida Health Facilities Authority Hospital Revenue,
       6.400%, May 1, 2001* (b)........................................             100,000        106,025
     Florida State, Department of General Services, Broward County
       Expressway Revenue, 6.500%, July 1, 2003 [Series A].............             675,000        690,066
     Florida State, Turnpike-Department of Transportation,
       Broward County Expressway, 10.000%, July 1, 2014................             235,000        347,734
     Gainesville Florida Utilities Systems Revenue,
       8.125%, October 1, 2014*........................................             175,000        219,426
     Jacksonville Florida Electric Authority Revenue,
       6.500%, October 1, 2003 [Series 10].............................             135,000        146,768
                                                                                               -----------
                                                                                                 1,536,497
                                                                                               -----------
Georgia-2.3
     Clarke County Georgia Hospital Authority Revenue,
       9.875%, January 1, 2006* (b)....................................              80,000        103,513
     Columbus Georgia Medical Center Hospital Authority Revenue,
       7.750%, July 1, 2010*...........................................             285,000        341,011
     Gwinnett County Georgia Water and Sewage Authority Water Revenue,
       9.600%, October 1, 2004*........................................             115,000        143,296
                                                                                               -----------
                                                                                                   587,820
                                                                                               -----------
Hawaii-0.9
     Honolulu Hawaii City and County,
       7.250%, July 1, 2002 [Series A].................................             200,000        221,168
                                                                                               -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

32                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                       % of Net   Principal      Market
                                                                        Assets    Amount ($)    Value ($)
                                                                       --------   ----------   -----------
Idaho-3.1
Idaho Falls Idaho Electric Revenue,
       10.375%, April 1, 2007**........................................             560,000        783,938
                                                                                               -----------
Illinois-1.0
     Chicago Illinois Motor Fuel Tax Revenue,
       6.500%, January 1, 2001** (b)...................................              20,000         21,192
     Chicago Illinois Wastewater Transmission Revenue,
       6.300%, January 1, 2003** (b)...................................              20,000         21,663
     Des Plaines Illinois Hospital Facility Revenue,
       10.750%, July 1, 2002**.........................................             115,000        145,139
     Waukegan Illinois Water and Sewer Revenue,
       7.500%, May 1, 2006*............................................              50,000         58,145
                                                                                               -----------
                                                                                                   246,139
                                                                                               -----------
Indiana-0.2
     Indiana University Revenue,
       10.125%, July 1, 2010 [Series N]**..............................              35,000         41,948
                                                                                               -----------
Iowa-4.4
     Muscatine Iowa Electric Revenue,
       9.700%, January 1, 2013*........................................             815,000      1,107,854
                                                                                               -----------
Louisiana-2.7
     Jefferson Parish Louisiana Hospital Service,
       7.250%, January 1, 2009*........................................             600,000        677,100
                                                                                               -----------
Maine-0.8
     Maine Municipal Bond Bank, 7.100%, November 1, 1999 [Series D]**..              10,000         10,788
     Maine Municipal Bond Bank, 7.200%, November 1, 2000 [Series B]**..              65,000         71,341
     Maine Municipal Bond Bank Sewer and Water Revenue,
       7.200%, November 1, 2001 [Series A]**...........................             100,000        111,145
                                                                                               -----------
                                                                                                   193,274
                                                                                               -----------
Massachusetts-4.8
     Massachusetts Bay Transportation Authority,
       7.250%, March 1, 2003 [Series A] (b)............................             100,000        108,302
     Massachusetts State, 6.750%, August 1, 2009 [Series C] (b)........             250,000        271,608
     Massachusetts State Port Authority Revenue,
       13.000%, July 1, 2013*..........................................             500,000        833,895
                                                                                               -----------
                                                                                                 1,213,805
                                                                                               -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Tax Free Fund                                                 33
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                       % of Net   Principal      Market
                                                                        Assets    Amount ($)    Value ($)
                                                                       --------   ----------   -----------
Michigan-2.7
     Michigan State Hospital Finance Authority Revenue,
       7.125%, May 1, 2009*............................................             380,000        429,940
     Michigan State Hospital Finance Authority Revenue,
       9.000%, May 1, 2008*............................................             195,000        250,257
                                                                                               -----------
                                                                                                   680,197
                                                                                               -----------
Minnesota-1.3
     Rochester Minnesota Health Care Facilities Revenue,
       6.250%, November 15, 2014.......................................             300,000        314,292
                                                                                               -----------
Mississipi-1.3
     Mississippi State, 6.200%, February 1, 2008*......................             300,000        327,831
                                                                                               -----------
Missouri--0.1
     Lees Summit Missouri Water and Sewer Revenue,
       10.000%, July 1, 2000 [Series 1984-A]** (b).....................              20,000         23,098
                                                                                               -----------
New Hampshire-0.1
     New Hampshire Municipal Bond Bank State Guaranteed,
       6.800%, January 15, 2000 [Series B]**...........................              25,000         26,812
                                                                                               -----------
New Jersey-1.5
     Atlantic County New Jersey Improvement Authority Lease Revenue,
       7.400%, March 1, 2012 [Series A]* (b)...........................             225,000        267,417
     New Jersey Economic Development Authority Market,
       7.000%, July 1, 2004 [Series A] (b).............................             100,000        111,154
                                                                                               -----------
                                                                                                   378,571
                                                                                               -----------
New Mexico-2.6
     Farmington New Mexico Power Revenue,
       9.875%, July 1, 2005**..........................................             400,000        527,332
     Farmington New Mexico Utility Systems Revenue,
       9.875%, January 1, 2008*(b).....................................             100,000        131,531
                                                                                               -----------
                                                                                                   658,863
                                                                                               -----------
New York-9.7
     Erie County New York Water Authority Water Revenue,
       6.000%, December 1, 2008 [Series A]* (b)........................             400,000        423,988
     New York City, 6.000%, August 1, 2006 [Series D]* (b).............             300,000        303,645
     New York State, 7.100%, March 1, 2001**...........................              50,000         55,018
     New York State Dormitory Authority Revenue,
       7.375%, July 1, 2016*...........................................             470,000        559,803

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

34                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                       % of Net   Principal      Market
                                                                        Assets    Amount ($)    Value ($)
                                                                       --------   ----------   -----------
     New York State Dormitory Authority Revenue,
       7.500%, May 15, 2011............................................             165,000        190,133
     New York State Environmental Facilities Corporation,
       6.800%, November 15, 2010.......................................             200,000        222,836
     New York State Housing Finance Agency,
       6.400%, November 1, 2003 [Series A]*............................             175,000        184,852
     New York State Local Government Assistance,
       6.750%, April 1, 2002 [Series A]................................              45,000         48,905
     New York State Local Government Assistance,
       7.250%, April 1, 2007 [Series B]**..............................             350,000        387,957
     New York State Local Government Assistance Corporation,
       6.000%, April 1, 2005 [Series C]................................              50,000         52,505
                                                                                               -----------
                                                                                                 2,429,642
                                                                                               -----------
North Carolina-5.0
     North Carolina Municipal Power Agency Number One Catawba,
       10.500%, January 1, 2010*.......................................             915,000      1,256,460
                                                                                               -----------
Ohio-1.1
     Columbus Ohio, 6.000%, July 1, 2008 [Series 2]....................              50,000         52,978
     Ohio State Water Development Authority Revenue,
       7.000%, December 1, 2009 [Series I]* (b)........................             200,000        228,174
                                                                                               -----------
                                                                                                   281,152
                                                                                               -----------
Pennsylvania-7.1
     Allegheny County Pennsylvania Hospital Development Authority,
       7.375%, July 1, 2012 [Series N]*................................             150,000        175,103
     Pennsylvania Intergovernmental Cooperative Authority,
       6.800%, June 15, 2002**.........................................              50,000         54,374
     Pennsylvania State Turnpike Commission Turnpike Revenue,
       7.150%, December 1, 2001 [Series J]** (b).......................              25,000         27,848
     Philadelphia Pennsylvania Hospitals and Higher Education
       Facilities, 6.500%, February 15, 2002 [Series A]**..............             325,000        352,384
     Philadelphia Pennsylvania Hospitals Authority Revenue,
       9.875%, July 1, 2005**..........................................             480,000        631,666
     Philadelphia Pennsylvania Regional Port Authority Lease Revenue,
       7.150%, August 1, 2000** (b)....................................              30,000         32,237
     Pittsburgh Pennsylvania Water and Sewer Authority, Water and
       Sewer, 7.250%, September 1, 2014*...............................             425,000        499,651
                                                                                               -----------
                                                                                                 1,773,263
                                                                                               -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Tax Free Fund                                                 35
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                       % of Net   Principal      Market
                                                                        Assets    Amount ($)    Value ($)
                                                                       --------   ----------   -----------
Puerto Rico-1.9
     Puerto Rico Commonwealth Aqueduct and Sewer Authority
       Revenue, 10.250%, July 1, 2009*.................................             340,000        466,432
                                                                                               -----------
Rhode Island-0.3
     Convention Center Authority Rhode Island Revenue,
       6.300%, May 15, 2001 [Series A]** (b)...........................              45,000         48,281
     Rhode Island Depositors Economic Protection,
       7.100%, August 1, 2001 [Series A]** (b).........................              35,000         38,703
                                                                                               -----------
                                                                                                    86,984
                                                                                               -----------
South Carolina-2.9
     South Carolina State Public Service Authority Revenue,
       6.500%, July 1, 2002 [Series D]** (b)...........................             195,000        212,583
     Spartanburg South Carolina Waterworks Revenue,
       6.000%, June 1, 2005............................................             500,000        524,470
                                                                                               -----------
                                                                                                   737,053
                                                                                               -----------
Tennessee-0.3
     Metropolitan Government Nashville and Davidson,
       9.600%, July 1, 2005 [Series N]*................................              65,000         84,549
                                                                                               -----------
Texas-3.5
     Arlington Texas Independent School District,
       5.900%, February 15, 2003.......................................             350,000        363,699
     Austin Texas Utility Systems Revenue,
       7.250%, November 15, 2003.......................................              50,000         52,666
     Austin Texas Utility Systems Revenue,
       10.750%, May 15, 2000**.........................................              30,000         35,087
     Gulf Coast Waste Disposal Authority Texas,
       8.375%, June 1, 2005*...........................................             100,000        121,148
     Houston Texas Water Systems Revenue,
       7.300%, December 1, 2006*.......................................             100,000        116,926
     Lamar University Texas Revenue, 7.000%, April 1, 2006*............              35,000         39,851
     San Antonio Texas Water Revenue, 7.125%, May 1, 1999** (b)........              25,000         26,636
     Texas A&M University Revenue, 9.400%, June 1, 2004*...............              40,000         50,412
     Texas A&M University Revenue, 9.400%, June 1, 2006*...............              55,000         72,061
                                                                                               -----------
                                                                                                   878,486
                                                                                               -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

36                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                       % of Net   Principal      Market
                                                                        Assets    Amount ($)    Value ($)
                                                                       --------   ----------   -----------
Utah-1.1
     Intermountain Power Agency Utah Power Supply,
       7.200%, July 1, 1999 [Series A]**...............................              10,000         10,742
     Utah State Municipal Finance Cooperative Local Government Revenue,
       7.000%, June 1, 2001** (b)......................................             250,000        272,720
                                                                                               -----------
                                                                                                   283,462
                                                                                               -----------
Virginia-0.5
     Richmond Virginia Metropolitan Authority Expressway Revenue,
       7.000%, October 15, 2013* (b)...................................             115,000        126,778
                                                                                               -----------
Washington-0.7
     Municipality of Metropolitan Seattle Sewer Revenue,
       6.875%, January 1, 2000 [Series T]** (b)........................              40,000         42,977
     Snohomish County Washington Public Utility District
       Number 001, 6.375%, January 1, 2005*............................              20,000         21,286
     Washington State Public Power Supply Systems Nuclear,
       7.200%, July 1, 2002 [Series B].................................             100,000        107,151
                                                                                               -----------
                                                                                                   171,414
                                                                                               -----------
West Virginia-0.9
     Wood County West Virginia Building Commission Revenue,
       6.625%, January 1, 2006* (b)....................................             215,000        230,729
                                                                                               -----------
     Total Long-Term Municipal Investments
            (Cost $22,210,933).........................................                         22,449,220
                                                                                               -----------
SHORT-TERM MUNICIPAL INVESTMENTS                                           8.8
     Los Angeles Regional Airports Improvement Corporation,
       3.950%, (a) May 1, 1997.........................................             700,000        700,000
     Massachusetts State, 3.850%, (a) May 1, 1997 [Series B]...........           1,000,000      1,000,000
     New York City, 4.000%, (a) May 1, 1997............................             400,000        400,000
     New York City, 4.000%, (a) May 1, 1997............................             100,000        100,000
                                                                                               -----------
     Total Short-Term Municipal Investments
            (Cost $2,200,000)..........................................                          2,200,000
                                                                       --------                -----------
Summary
     Total investments
            (Cost $24,410,933) (c).....................................    98.1                 24,649,220
     Other assets and liabilities, net.................................     1.9                    488,478
                                                                       --------                -----------
Net assets.............................................................   100.0                $25,137,698
                                                                       --------                -----------
                                                                       --------                -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Tax Free Fund                                                 37
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued
------------
NOTES:

* Escrowed to maturity: Bonds which are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.
** Pre-refunded: Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.
(a)   Coupon rate is reset daily.
(b)   The security is insured by FGIC, MBIA, or AMBAC.
(c) See Note 3 in the Notes to Financial Statements for cost for federal income tax purposes and related unrealized appreciation (depreciation).

Other Information:
     The composition of long-term municipal investments as a percentage of net assets, is as follows:

       S&P/Moody's Rating                       % of Net Assets
---------------------------------               ---------------
           AAA or Aaa                                 63.5%
            AA or Aa                                  11.7%
                A                                     13.9%
           BBB or Baa                                  3.0%
Unrated securities of comparable
   investment quality as above                         6.0%

     The Fund had insurance concentrations of 5% or greater as of April 30, 1997 (as a percentage of net assets) as follows:

              AMBAC                                    8.3%

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

38                                                    Investors Trust Value Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited)

                                                                      % of Net     Number       Market
                                                                       Assets    of Shares     Value ($)
                                                                      --------   ----------   -----------
COMMON STOCKS                                                            99.6
Basic Industries-7.1
Diversified-1.3%
     Corning, Incorporated..........................................                13,000        627,250
                                                                                              -----------
Chemicals-5.8%
     DuPont (EI) deNemours & Company................................                18,800      1,995,150
     PPG Industries, Incorporated...................................                14,800        804,750
                                                                                              -----------
                                                                                                2,799,900
                                                                                              -----------
                                                                                                3,427,150
                                                                                              -----------
Capital Goods-8.1
Electrical Equipment-8.1%
     Emerson Electric Company.......................................                35,600      1,806,700
     General Electric Company.......................................                18,900      2,095,537
                                                                                              -----------
                                                                                                3,902,237
                                                                                              -----------
Conglomerates-3.9
     Minnesota Mining & Manufacturing Company.......................                21,300      1,853,100
                                                                                              -----------
Consumer Basics-28.6
Drugs & Health Care-14.1%
     American Home Products Corporation.............................                29,400      1,947,750
     Bristol Myers Squibb Company...................................                23,600      1,545,800
     Eli Lilly & Company............................................                22,500      1,977,187
     Pfizer, Incorporated...........................................                13,700      1,315,200
                                                                                              -----------
                                                                                                6,785,937
                                                                                              -----------
Food & Beverages-2.9%
     Campbell Soup Company..........................................                10,800        552,150
     PepsiCo, Incorporated..........................................                23,800        830,025
                                                                                              -----------
                                                                                                1,382,175
                                                                                              -----------
Household Products-9.6%
     Colgate Palmolive Company......................................                13,300      1,476,300
     Kimberly Clark Corporation.....................................                38,800      1,988,500
     Procter & Gamble Company.......................................                 8,900      1,119,175
                                                                                              -----------
                                                                                                4,583,975
                                                                                              -----------
Tobacco-2.0%
     Philip Morris Companies, Incorporated..........................                25,000        984,375
                                                                                              -----------
                                                                                               13,736,462
                                                                                              -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Value Fund                                                    39
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                      % of Net     Number       Market
                                                                       Assets    of Shares     Value ($)
                                                                      --------   ----------   -----------
Consumer Non-Durable Goods-8.5
Cosmetics & Toiletries-5.7%
     Avon Products, Incorporated....................................                32,200      1,984,325
     Gillette Company...............................................                 9,000        765,000
                                                                                              -----------
                                                                                                2,749,325
                                                                                              -----------
Retail Trade-2.8%
     Dayton Hudson Corporation......................................                17,500        787,500
     Walgreen Company...............................................                11,900        547,400
                                                                                              -----------
                                                                                                1,334,900
                                                                                              -----------
                                                                                                4,084,225
                                                                                              -----------
Consumer Services-0.8
Air Travel-0.8%
     AMR Corporation (a)............................................                 4,000        372,500
                                                                                              -----------
Energy-7.0
International Oil-6.0%
     Exxon Corporation..............................................                28,000      1,585,500
     Mobil Corporation..............................................                 9,700      1,261,000
                                                                                              -----------
                                                                                                2,846,500
                                                                                              -----------
Petroleum Services-1.0%
     Halliburton Company............................................                 6,900        487,313
                                                                                              -----------
                                                                                                3,333,813
                                                                                              -----------
Finance-12.6
Banks-9.7%
     Banc One Corporation...........................................                35,000      1,483,125
     Chase Manhattan Corporation....................................                13,400      1,241,175
     National City Corporation......................................                39,700      1,935,375
                                                                                              -----------
                                                                                                4,659,675
                                                                                              -----------
Financial Services-2.0%
     American Express Company.......................................                14,300        942,012
                                                                                              -----------
Insurance-0.9%
     American International Group, Incorporated.....................                 3,500        449,750
                                                                                              -----------
                                                                                                6,051,437
                                                                                              -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

40                                                    Investors Trust Value Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                      % of Net     Number       Market
                                                                       Assets    of Shares     Value ($)
                                                                      --------   ----------   -----------
General Business-0.9
Newspapers-0.9%
     Gannett Company, Incorporated..................................                 4,800        418,800
                                                                                              -----------
Shelter-2.9
Construction Materials-2.9%
     Masco Corporation..............................................                37,000      1,396,750
                                                                                              -----------
Technology-13.5
Computers & Business Equipment-6.3%
     Cisco Systems, Incorporated (a)................................                 9,100        470,925
     Compaq Computer Corporation (a)................................                 6,100        520,787
     Pitney Bowes, Incorporated.....................................                32,000      2,048,000
                                                                                              -----------
                                                                                                3,039,712
                                                                                              -----------
Electronics-4.5%
     Intel Corporation..............................................                14,100      2,159,063
                                                                                              -----------
Software-2.7%
     Microsoft Corporation (a)......................................                10,600      1,287,900
                                                                                              -----------
                                                                                                6,486,675
                                                                                              -----------
Utilities-5.7
Telephone-5.7%
     Ameritech Corporation..........................................                28,100      1,717,613
     Bell Atlantic Corporation......................................                15,000      1,007,670
                                                                                              -----------
                                                                                                2,725,283
                                                                                              -----------
     Total Common Stocks
            (Cost $38,636,983)......................................                           47,788,432
                                                                                              -----------
MONEY MARKET MUTUAL FUNDS                                                 0.3
     SSgA Money Market Fund [Class A]...............................               151,394        151,394
     SSgA US Government Money Market Fund...........................                   115            115
                                                                                              -----------
     Total Money Market Mutual Funds
            (Cost $151,509).........................................                              151,509
                                                                      --------                -----------
Summary
     Total investments
            (Cost $38,788,492) (b)..................................     99.9                  47,939,941
     Other assets and liabilities, net..............................      0.1                      24,189
                                                                      --------                -----------
Net assets..........................................................    100.0                 $47,964,130
                                                                      --------                -----------
                                                                      --------                -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Value Fund                                                    41
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

------------
NOTES:
(a)  Non-income producing security.
(b) See Note 3 in the Notes to Financial Statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

42                                                   Investors Trust Growth Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited)

                                                                      % of Net     Number       Market
                                                                       Assets    of Shares     Value ($)
                                                                      --------   ----------   -----------
COMMON STOCKS                                                            95.2
Basic Industries-5.5
Chemicals-2.4%
     Monsanto Company...............................................                10,000        427,500
     Praxair, Incorporated..........................................                 9,000        464,625
                                                                                              -----------
                                                                                                  892,125
                                                                                              -----------
Containers & Glass-2.2%
     Coca-Cola Enterprises, Incorporated............................                 6,100        368,288
     Sealed Air Corporation (a).....................................                 9,600        444,000
                                                                                              -----------
                                                                                                  812,288
                                                                                              -----------
Paper & Forest Products-0.9%
     Albany International Corporation...............................                16,000        322,000
                                                                                              -----------
                                                                                                2,026,413
                                                                                              -----------
Capital Goods-0.9
Agricultural Machinery-0.9%
     Deere & Company................................................                 7,200        331,200
                                                                                              -----------
Conglomerates-1.7
     Danaher Corporation............................................                13,600        613,700
                                                                                              -----------
Consumer Basics-15.8
Drugs & Health Care-14.6%
     Amgen, Incorporated............................................                 8,000        471,000
     Boston Scientific Corporation (a)..............................                 6,300        303,975
     Guidant Corporation............................................                 5,600        382,200
     HBO & Company..................................................                 5,200        278,200
     Johnson & Johnson..............................................                 6,400        392,000
     Medtronic, Incorporated........................................                 8,000        554,000
     Merck & Company, Incorporated..................................                 4,000        362,000
     Omnicare, Incorporated.........................................                10,200        248,625
     Oxford Health Plans, Incorporated (a)..........................                15,900      1,047,413
     Pfizer, Incorporated...........................................                 5,600        537,600
     Schering Plough Corporation....................................                 6,000        480,000
     U.S. Surgical Corporation......................................                 8,700        297,975
                                                                                              -----------
                                                                                                5,354,988
                                                                                              -----------
Food & Beverages-1.2%
     Coca-Cola Company..............................................                 6,800        432,650
                                                                                              -----------
                                                                                                5,787,638
                                                                                              -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Growth Fund                                                   43
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                      % of Net     Number       Market
                                                                       Assets    of Shares     Value ($)
                                                                      --------   ----------   -----------
Consumer Durable Goods-2.3
Automobiles-2.3%
     Harley Davidson, Incorporated..................................                12,200        481,900
     Lear Corporation (a)...........................................                10,400        371,800
                                                                                              -----------
                                                                                                  853,700
                                                                                              -----------
Consumer Non-Durable Goods-11.3
Apparel & Textiles-2.1%
     Nike, Incorporated.............................................                 6,000        337,500
     Wolverine World Wide, Incorporated.............................                10,600        426,650
                                                                                              -----------
                                                                                                  764,150
                                                                                              -----------
Cosmetics & Toiletries-1.4%
     Gillette Company...............................................                 6,000        510,000
                                                                                              -----------
Retail Trade-7.8%
     CompUSA, Incorporated (a)......................................                16,000        308,000
     Dollar General Corporation.....................................                14,171        448,158
     Gap, Incorporated..............................................                10,800        344,250
     Home Depot, Incorporated.......................................                 7,500        435,000
     Kohl's Corporation (a).........................................                11,200        547,400
     Petsmart, Incorporated (a).....................................                25,000        420,312
     Tiffany & Company..............................................                 9,100        360,588
                                                                                              -----------
                                                                                                2,863,708
                                                                                              -----------
                                                                                                4,137,858
                                                                                              -----------
Consumer Services-1.4
Hotels & Restaurants-1.4%
     McDonald's Corporation.........................................                 9,800        525,525
                                                                                              -----------
Energy-6.0
Domestic Oil-0.9%
     Louisiana Land & Exploration Company...........................                 6,500        325,000
                                                                                              -----------
Gas Exploration-1.1%
     BJ Services Company (a)........................................                 8,200        386,425
                                                                                              -----------
Petroleum Services-4.0%
     Smith International, Incorporated (a)..........................                12,200        577,975
     Transocean Offshore, Incorporated..............................                 9,000        545,625
     Western Atlas, Incorporated (a)................................                 5,600        347,200
                                                                                              -----------
                                                                                                1,470,800
                                                                                              -----------
                                                                                                2,182,225
                                                                                              -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

44                                                   Investors Trust Growth Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                      % of Net     Number       Market
                                                                       Assets    of Shares     Value ($)
                                                                      --------   ----------   -----------
Finance-18.9
Banks-9.3%
     BankBoston Corporation.........................................                 6,000        436,500
     Citicorp.......................................................                 3,500        394,187
     Fifth Third Bancorp............................................                 9,000        671,625
     Norwest Corporation............................................                 8,400        418,950
     Star Banc Corporation..........................................                16,200        688,500
     Zions Bancorporation...........................................                 6,400        809,600
                                                                                              -----------
                                                                                                3,419,362
                                                                                              -----------
Financial Services-6.4%
     American Express Company.......................................                 6,100        401,837
     CUC International, Incorporated (a)............................                18,000        380,250
     Finova Group, Incorporated.....................................                 9,000        617,625
     Franklin Resources, Incorporated...............................                 6,500        384,313
     Green Tree Financial Corporation...............................                 9,000        266,625
     The Money Store, Incorporated..................................                13,400        289,775
                                                                                              -----------
                                                                                                2,340,425
                                                                                              -----------
Insurance-3.2%
     MGIC Investment Corporation....................................                 7,600        617,500
     SunAmerica, Incorporated.......................................                12,000        552,000
                                                                                              -----------
                                                                                                1,169,500
                                                                                              -----------
                                                                                                6,929,287
                                                                                              -----------
General Business-6.1
Business Services-4.6%
     First Data Corporation.........................................                 9,000        310,500
     FIserv, Incorporated (a).......................................                14,800        558,700
     Omnicom Group..................................................                 8,000        424,000
     Robert Half International, Incorporated (a)....................                10,300        404,275
                                                                                              -----------
                                                                                                1,697,475
                                                                                              -----------
Communication Services-0.8%
     Ascend Communications, Incorporated (a)........................                 4,400        201,300
     Loral Space & Communications (a)...............................                 5,000         73,125
                                                                                              -----------
                                                                                                  274,425
                                                                                              -----------
Office Furnishings & Supplies-0.7%
     Staples, Incorporated (a)......................................                13,500        243,000
                                                                                              -----------
                                                                                                2,214,900
                                                                                              -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Growth Fund                                                   45
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                      % of Net     Number       Market
                                                                       Assets    of Shares     Value ($)
                                                                      --------   ----------   -----------
Technology-22.3
Aerospace-1.1%
     McDonnell Douglas Corporation..................................                 6,600        391,875
                                                                                              -----------
Computers & Business Equipment-7.5%
     Cisco Systems, Incorporated (a)................................                 5,600        289,800
     Dell Computer Corporation (a)..................................                12,000      1,004,250
     EMC Corporation Massachusetts (a)..............................                13,500        491,062
     Gateway 2000, Incorporated (a).................................                 6,400        351,200
     Hewlett Packard Company........................................                 5,600        294,000
     Sun Microsystems, Incorporated (a).............................                10,800        311,175
                                                                                              -----------
                                                                                                2,741,487
                                                                                              -----------
Electronics-3.6%
     Adaptec, Incorporated (a)......................................                10,400        384,800
     Intel Corporation..............................................                 4,000        612,500
     Newbridge Networks Corporation (a).............................                10,000        317,500
                                                                                              -----------
                                                                                                1,314,800
                                                                                              -----------
Software-7.0%
     BMC Software, Incorporated (a).................................                 8,000        346,000
     Computer Associates International, Incorporated................                 6,750        351,000
     McAfee Associates, Incorporated (a)............................                 8,700        485,025
     Microsoft Corporation (a)......................................                 5,000        607,500
     Oracle Systems Corporation (a).................................                 9,000        357,750
     Parametric Technology Corporation (a)..........................                 9,000        407,250
                                                                                              -----------
                                                                                                2,554,525
                                                                                              -----------
Telecommunication Equipment-3.1%
     ADC Telecommunications, Incorporated (a).......................                16,000        418,000
     Andrew Corporation (a).........................................                10,125        250,594
     Tellabs, Incorporated (a)......................................                12,000        478,500
                                                                                              -----------
                                                                                                1,147,094
                                                                                              -----------
                                                                                                8,149,781
                                                                                              -----------
Transportation-0.8
Railroads & Equipment-0.8%
     Wisconsin Central Transportation Corporation (a)...............                 9,000        294,750
                                                                                              -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

46                                                   Investors Trust Growth Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
April 30, 1997 (unaudited), continued

                                                                      % of Net     Number       Market
                                                                       Assets    of Shares     Value ($)
                                                                      --------   ----------   -----------
Utilities-2.2
Electric-1.3%
     AES Corporation (a)............................................                 7,100        463,275
                                                                                              -----------
Telephone-0.9%
     Cincinnati Bell, Incorporated..................................                 6,000        336,000
                                                                                              -----------
                                                                                                  799,275
                                                                                              -----------
     Total Common Stocks
            (Cost $24,966,735)......................................                           34,846,252
                                                                                              -----------
MONEY MARKET MUTUAL FUNDS                                                 5.0
     SSgA Money Market Fund [Class A]...............................             1,145,415      1,145,415
     SSgA US Government Money Market Fund...........................               707,934        707,934
                                                                                              -----------
     Total Money Market Mutual Funds
            (Cost $1,853,349).......................................                            1,853,349
                                                                      --------                -----------
Summary
     Total investments
            (Cost $26,820,084) (b)..................................    100.2                  36,699,601
     Other assets and liabilities, net..............................     (0.2)                    (83,051)
                                                                      --------                -----------
Net assets..........................................................    100.0                 $36,616,550
                                                                      --------                -----------
                                                                      --------                -----------

------------
NOTES:
(a)  Non-income producing security.
(b) See Note 3 in the Notes to Financial Statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Mutual Funds                                                  47
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

                                        Adjustable
                                           Rate       Government     Tax Free        Value        Growth
                                           Fund          Fund          Fund          Fund          Fund
                                        ----------   ------------   -----------   -----------   -----------
Assets
Investments at market value
  (identified cost $6,815,262,
  $640,385,984, $24,410,933,
  $38,788,492 and $26,820,084,
  respectively) (Notes 2 and 3).......  $6,991,357   $639,651,240   $24,649,220   $47,939,941   $36,699,601
Cash..................................          55         26,740        77,561            24             3
Receivables:
     Fund shares sold.................      --             16,552         3,000        59,435           747
     Dividends........................         599        --            --             59,631        17,722
     Interest.........................      43,522     10,090,934       470,217       --            --
     Investments sold.................      --          5,883,743       --          1,027,507       --
     Adviser (Note 4).................      10,334        --             35,729       --              3,188
Deferred organization costs
  (Note 2)............................      16,730        --             16,730        16,730        16,730
Prepaid expenses......................      11,120          7,281        11,835         9,969         8,583
                                        ----------   ------------   -----------   -----------   -----------
Total assets..........................   7,073,717    655,676,490    25,264,292    49,113,237    36,746,574
                                        ----------   ------------   -----------   -----------   -----------
Liabilities
Payables:
     Fund shares redeemed.............      --          1,492,820       --             46,716        47,673
     Investments purchased............      --          6,070,506        38,700     1,007,670       --
     Project loans payable............      --          8,718,643       --            --            --
     Dividends........................       9,676        994,454        31,021       --            --
     Adviser (Note 4).................      --            --            --              1,129       --
Daily variation margin on open
     futures contracts (Notes 2
     and 3)...........................      --             93,188       --            --            --
Accrued distribution fee and
     shareholder service fee
     (Note 4).........................       4,518        799,972        21,317        35,212        30,298
Accrued management fee
     (Note 4).........................       2,318        335,273        11,686        29,514        23,154
Other accrued expenses................      19,417        570,030        23,870        28,866        28,899
                                        ----------   ------------   -----------   -----------   -----------
Total liabilities.....................      35,929     19,074,886       126,594     1,149,107       130,024
                                        ----------   ------------   -----------   -----------   -----------
Net assets............................  $7,037,788   $636,601,604   $25,137,698   $47,964,130   $36,616,550
                                        ----------   ------------   -----------   -----------   -----------
                                        ----------   ------------   -----------   -----------   -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

48                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited), continued

                                        Adjustable
                                           Rate       Government     Tax Free        Value        Growth
                                           Fund          Fund          Fund          Fund          Fund
                                        ----------   ------------   -----------   -----------   -----------
Net assets consist of (Note 2):
Undistributed (accumulated
     distributions in excess of) net
     investment income (loss).........  $    1,880   $ (1,667,053)  $   167,433   $   (27,903)  $  (190,177)
Accumulated net realized gains
     (losses).........................    (201,217)  (201,178,464)     (231,717)    1,814,670        68,076
Unrealized appreciation
     (depreciation) on:
     Investments (Note 3).............     176,095       (734,744)      238,287     9,151,449     9,879,517
     Futures contracts (Note 3).......      --           (155,280)      --            --            --
Shares of beneficial interest.........   7,061,030    840,337,145    24,963,695    37,025,914    26,859,134
                                        ----------   ------------   -----------   -----------   -----------
Net assets............................  $7,037,788   $636,601,604   $25,137,698   $47,964,130   $36,616,550
                                        ----------   ------------   -----------   -----------   -----------
                                        ----------   ------------   -----------   -----------   -----------
Class A:
Net Assets............................  $5,905,774   $ 28,546,905   $16,100,337   $ 6,982,166   $ 8,629,890
                                        ----------   ------------   -----------   -----------   -----------
                                        ----------   ------------   -----------   -----------   -----------
Outstanding shares of beneficial
     interest (No par value)..........     918,888      3,422,003     1,411,919       607,753       626,643
Net asset value and redemption price
     per share........................  $     6.43   $       8.34   $     11.40   $     11.49   $     13.77
Maximum offering price per share
     (100/95.5 of net asset value per
     share)...........................  $     6.73   $       8.73   $     11.94   $     12.03   $     14.42
Class B:
Net Assets............................  $1,132,014   $608,054,699   $ 9,037,361   $40,981,964   $27,986,660
                                        ----------   ------------   -----------   -----------   -----------
                                        ----------   ------------   -----------   -----------   -----------
Outstanding shares of beneficial
     interest (No par value)..........     176,126     72,800,685       791,433     3,583,038     2,085,680
Net asset value, offering and
     redemption price per share
       (Note 4).......................  $     6.43   $       8.35   $     11.42   $     11.44   $     13.42

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

Investors Trust Mutual Funds                                                  49
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the six month period ended April 30, 1997 (unaudited)

                                                 Adjustable    Government    Tax Free      Value        Growth
                                                 Rate Fund        Fund         Fund         Fund         Fund
                                                 ----------   ------------   ---------   ----------   ----------
Investment income:
Interest.......................................   $226,512    $ 27,462,174   $ 683,602   $   --       $    2,167
Dividends......................................      3,680         --           --          427,204      159,673
                                                 ----------   ------------   ---------   ----------   ----------
Total Income...................................    230,192      27,462,174     683,602      427,204      161,840
                                                 ----------   ------------   ---------   ----------   ----------
Expenses:
    Management fee (Note 4)....................     13,871       2,227,655      72,926      173,416      146,304
    Distribution fee-Class B (Note 4)..........     --           2,525,189      34,237      138,663      105,268
    Shareholder servicing fees (Note 4):
       Class A.................................      4,391          17,634      14,825        2,230        4,082
       Class B.................................        882         413,037       8,408       12,930       13,467
    Transfer agent fee.........................     23,098         458,275      25,667       38,408       38,698
    Custodian fee..............................     37,607         184,427      45,320       37,672       36,956
    Amortization of organization costs
       (Note 2)................................      6,199         --            6,199        6,199        6,199
    Registration fees..........................      9,042          12,077       9,688       10,619       10,567
    Shareholder reports........................      1,439          93,629       2,872        6,430        7,414
    Professional fees..........................        552          68,056       1,920        2,513        2,413
    Insurance..................................        198          23,474         667          832          861
    Trustees' fees and expenses................         66           8,027         229          300          289
    Other......................................        289         121,647       1,672        3,193        3,144
                                                 ----------   ------------   ---------   ----------   ----------
Total expenses before reimbursement from
  Adviser......................................     97,634       6,153,127     224,630      433,405      375,662
Reimbursement of expenses from Adviser
  (Note 4).....................................    (64,708)        --         (224,630)      (1,969)     (23,645)
                                                 ----------   ------------   ---------   ----------   ----------
Expenses, net..................................     32,926       6,153,127      --          431,436      352,017
                                                 ----------   ------------   ---------   ----------   ----------
Net investment income (loss)...................    197,266      21,309,047     683,602       (4,232)    (190,177)
                                                 ----------   ------------   ---------   ----------   ----------
Realized and unrealized gain (loss) on
  investments
Net realized gain (loss) from:
    Investment transactions
       (Notes 2 and 3).........................        204        (950,766)    (55,544)   1,826,916      512,995
    Option contracts...........................     --             497,790      --           --           --
    Futures contracts..........................     --            (408,335)     --           --           --
Net increase (decrease) in unrealized
appreciation (depreciation) during the
period from:
    Investment transactions....................     26,773     (10,723,010)    (53,814)   4,106,332    1,217,901
    Option contracts...........................     --             (94,744)     --           --           --
    Futures contracts..........................     --             727,318      --           --           --
                                                 ----------   ------------   ---------   ----------   ----------
Net realized and unrealized gain (loss) on
  investments..................................     26,977     (10,951,747)   (109,358)   5,933,248    1,730,896
                                                 ----------   ------------   ---------   ----------   ----------
Net increase in net assets resulting from
  operations...................................   $224,243    $ 10,357,300   $ 574,244   $5,929,016   $1,540,719
                                                 ----------   ------------   ---------   ----------   ----------
                                                 ----------   ------------   ---------   ----------   ----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

50
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           Adjustable Rate Fund
                                                                                    ----------------------------------
                                                                                      Six Month
                                                                                     Period Ended
                                                                                    April 30, 1997       Year Ended
                                                                                     (Unaudited)      October 31, 1996
                                                                                    --------------    ----------------
Increase (decrease) in net assets
Operations:
 Net investment income (loss).....................................................  $      197,266     $      378,092
 Net realized gain (loss) from:
   Investment transactions........................................................             204            (12,778)
   Option contracts...............................................................        --                --
   Futures contracts..............................................................        --                --
 Net increase (decrease) in unrealized appreciation (depreciation) during the period from:
   Investment transactions........................................................          26,773             31,768
   Option contracts...............................................................        --                --
   Futures contracts..............................................................        --                --
                                                                                    --------------    ----------------
Net increase in net assets resulting from operations..............................         224,243            397,082
                                                                                    --------------    ----------------

Distributions to shareholders from (Note 2):
 Class A
   Net investment income..........................................................        (167,111)          (298,845)
   Distributions in excess of net investment income...............................        --                --
   Net realized gains.............................................................        --                --
   Tax return of capital..........................................................        --                --
                                                                                    --------------    ----------------
   Distributions to Class A shareholders..........................................        (167,111)          (298,845)
                                                                                    --------------    ----------------
 Class B
   Net investment income..........................................................         (34,053)           (79,247)
   Distributions in excess of net investment income...............................        --                --
   Net realized gains.............................................................        --                --
   Tax return of capital..........................................................        --                --
                                                                                    --------------    ----------------
 Distributions to Class B shareholders............................................         (34,053)           (79,247)
                                                                                    --------------    ----------------
 Total distributions to shareholders..............................................        (201,164)          (378,092)
                                                                                    --------------    ----------------
Increase (decrease) in net assets resulting from operations,
  net of distributions to shareholders............................................          23,079             18,990
                                                                                    --------------    ----------------

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  51
--------------------------------------------------------------------------------

         Government Fund                        Tax Free Fund                          Value Fund                  Growth Fund
---------------------------------     ---------------------------------     ---------------------------------     --------------
  Six Month                             Six Month                             Six Month                             Six Month
 Period Ended                          Period Ended                          Period Ended                          Period Ended
April 30, 1997      Year Ended        April 30, 1997      Year Ended        April 30, 1997      Year Ended        April 30, 1997
 (Unaudited)     October 31, 1996      (Unaudited)     October 31, 1996      (Unaudited)     October 31, 1996      (Unaudited)
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
 $  21,309,047     $ 55,213,311        $     683,602     $  1,347,773        $      (4,232)    $    102,618        $    (190,177)
      (950,766)       5,292,635              (55,544)             192            1,826,916        3,192,415              512,995
       497,790      (1,289,801)             --               --                   --               --                   --
      (408,335)     (7,988,014)             --               --                   --               --                   --
   (10,723,010)    (15,982,620)              (53,814)         115,799            4,106,332        2,432,088            1,217,901
       (94,744)       (252,124)             --               --                   --               --                   --
       727,318      (1,545,243)             --               --                   --               --                   --
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
    10,357,300       33,448,144              574,244        1,463,764            5,929,016        5,727,121            1,540,719
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------

    (1,005,197)     (1,692,150)             (392,336)       (789,946)              (21,440)        (42,207)             --
      --               --                   --               --                   --                (2,142)             --
      --               --                   --               --                   (475,283)        (35,364)             --
      --              (258,257)             --               --                   --               --                   --
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
    (1,005,197)     (1,950,407)             (392,336)       (789,946)             (496,723)        (79,713)             --
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
   (20,690,236)    (52,573,700)             (222,304)       (428,491)               (2,231)        (80,140)             --
      --               --                   --               --                   --                (4,066)             --
      --               --                   --               --                 (2,729,341)       (131,342)             --
      --            (8,023,827)             --               --                   --               --                   --
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
   (20,690,236)    (60,597,527)             (222,304)       (428,491)           (2,731,572)       (215,548)             --
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
   (21,695,433)    (62,547,934)             (614,640)     (1,218,437)           (3,228,295)       (295,261)             --
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
             )
   (11,338,133     (29,099,790)              (40,396)         245,327            2,700,721        5,431,860            1,540,719
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------


   Year Ended
October 31, 1996
----------------
  $  (153,238)
     (243,412)
      --
      --
     4,436,873
      --
      --
----------------
     4,040,223
----------------
      --
      --
      --
      --
----------------
      --
----------------
      --
      --
      --
      --
----------------
      --
----------------
      --
----------------

     4,040,223
----------------

(continued)

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

52
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, continued


                                                                                            Adjustable Rate Fund
                                                                                      ---------------------------------
                                                                                        Six Month
                                                                                       Period Ended
                                                                                      April 30, 1997      Year Ended
                                                                                       (Unaudited)     October 31, 1996
                                                                                      --------------   ----------------
Share transactions:
 Class A
   Proceeds from sale of shares.....................................................    $    6,768        $   27,226
   Reinvestment of distributions....................................................       166,576           295,536
   Cost of shares redeemed..........................................................        (2,988)          (96,085)
                                                                                      --------------   ----------------
   Net increase (decrease) in net assets resulting
     from share transactions........................................................       170,356           226,677
                                                                                      --------------   ----------------

 Class B
   Proceeds from sale of shares.....................................................       269,522           389,371
   Reinvestment of distributions....................................................        29,054            71,484
   Cost of shares redeemed..........................................................      (539,549)         (955,523)
                                                                                      --------------   ----------------
   Net increase (decrease) in net assets resulting
     from share transactions........................................................      (240,973)         (494,668)
                                                                                      --------------   ----------------
 Total net increase (decrease) in net assets
   resulting from share transactions................................................       (70,617)         (267,991)
                                                                                      --------------   ----------------
Increase (decrease) in net assets...................................................       (47,538)         (249,001)
Net assets at beginning of period...................................................     7,085,326         7,334,327
                                                                                      --------------   ----------------
Net assets at end of period.........................................................    $7,037,788        $7,085,326
                                                                                      --------------   ----------------
                                                                                      --------------   ----------------

Undistributed (accumulated distributions in excess of)
  net investment income (loss) at end of period.....................................    $    1,880        $    5,778
                                                                                      --------------   ----------------
                                                                                      --------------   ----------------

Fund Share Information:
 Class A
   Shares sold......................................................................         1,054             4,278
   Shares issued upon reinvestment of distributions.................................        25,939            46,300
   Shares redeemed..................................................................          (465)          (15,068)
                                                                                      --------------   ----------------
   Increase (decrease) in Fund shares outstanding...................................        26,528            35,510
                                                                                      --------------   ----------------
                                                                                      --------------   ----------------

 Class B
   Shares sold......................................................................        41,952            60,938
   Shares issued upon reinvestment of distributions.................................         4,523            11,196
   Shares redeemed..................................................................       (83,902)         (150,064)
                                                                                      --------------   ----------------
   Increase (decrease) in Fund shares outstanding...................................       (37,427)          (77,930)
                                                                                      --------------   ----------------
                                                                                      --------------   ----------------

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  53
--------------------------------------------------------------------------------

         Government Fund                        Tax Free Fund                          Value Fund                  Growth Fund
---------------------------------     ---------------------------------     ---------------------------------     --------------
  Six Month                             Six Month                             Six Month                             Six Month
 Period Ended                          Period Ended                          Period Ended                          Period Ended
April 30, 1997      Year Ended        April 30, 1997      Year Ended        April 30, 1997      Year Ended        April 30, 1997
 (Unaudited)     October 31, 1996      (Unaudited)     October 31, 1996      (Unaudited)     October 31, 1996      (Unaudited)
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
$    4,650,654    $   11,137,901       $     36,648      $    309,165        $    488,767      $  1,029,337        $    458,647
       514,630           902,225             15,269            23,330             496,574            79,393            --
    (5,224,724)       (9,198,287)           (93,442)         (351,480)           (235,399)         (319,837)           (433,171)
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
              )
       (59,440         2,841,839            (41,525)          (18,985)            749,942           788,893              25,476
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------

     1,028,780         9,242,327            671,703         2,631,898           6,097,391        18,661,475           2,639,041
    10,880,444        31,218,929            157,299           317,971           2,619,315           204,072                 434
  (140,215,602)     (377,040,027)          (962,467)       (1,516,101)         (3,354,282)       (4,468,090)         (3,427,129)
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------

  (128,306,378)     (336,578,771)          (133,465)        1,433,768           5,362,424        14,397,457            (787,654)
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------

  (128,365,818)     (333,736,932)          (174,990)        1,414,783           6,112,366        15,186,350            (762,178)
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
  (139,703,951)     (362,836,722)          (215,386)        1,660,110           8,813,087        20,618,210             778,541
   776,305,555     1,139,142,277         25,353,084        23,692,974          39,151,043        18,532,833          35,838,009
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
$  636,601,604    $  776,305,555       $ 25,137,698      $ 25,353,084        $ 47,964,130      $ 39,151,043        $ 36,616,550
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------


$   (1,667,053)   $   (1,280,667)      $    167,433      $     98,471        $    (27,903)         --              $   (190,177)
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------

       550,797         1,317,620              3,199            27,357              43,639           106,358              33,561
        61,157           106,174              1,335             2,058              46,980             8,436            --
      (620,603)       (1,082,308)            (8,220)          (30,937)            (21,469)          (32,438)            (31,792)
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
        (8,649)          341,486             (3,686)           (1,522)             69,150            82,356               1,769
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------

       122,446         1,073,669             58,631           231,317             551,320         1,904,118             197,566
     1,290,909         3,657,994             13,720            28,018             248,004            21,842                  32
   (16,648,496)      (44,378,475)           (84,026)         (133,485)           (304,651)         (455,044)           (258,269)
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
   (15,235,141)      (39,646,812)           (11,675)          125,850             494,673         1,470,916             (60,671)
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------
--------------   ----------------     --------------   ----------------     --------------   ----------------     --------------






   Year Ended
October 31, 1996
----------------
  $  1,707,031
      --
      (528,656)
----------------

     1,178,375
----------------
    14,887,732
      --
    (4,565,508)
----------------

    10,322,224
----------------

    11,500,599
----------------
    15,540,822
    20,297,187
----------------
  $ 35,838,009
----------------
----------------

      --
----------------
----------------
       142,429
      --
       (43,333)
----------------
        99,096
----------------
----------------
     1,254,875
      --
      (385,371)
----------------
       869,504
----------------
----------------


--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

54
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The Financial Highlights set forth below include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                              Distributions to
                                                              Income From Investment Operations                 Shareholders
                                                         --------------------------------------------     -------------------------
                                           Net Asset        Net          Net Realized        Total                       In excess
                                           Value at      Investment     and Unrealized        from           Net           of Net
                             Period        Beginning       Income       Gains (Losses)     Investment     Investment     Investment
                             Ended         of Period       (Loss)       on Investments     Operations       Income         Income
                         --------------    ---------     ----------     --------------     ----------     ----------     ----------
Adjustable Rate Fund
Class A                  Apr-30-97(a)       $  6.41        $ 0.18           $ 0.02           $ 0.20         $(0.18)        $--
                         Oct-31-96             6.39          0.33             0.03             0.36          (0.34)         --
                         Oct-31-95             6.14          0.31             0.24             0.55          (0.30)         --
                         Oct-31-94             6.49          0.25            (0.35)           (0.10)         (0.23)         (0.01)
                         Oct-31-93(b)          6.50          0.03            (0.01)            0.02          (0.03)         --
                         ----------------------------------------------------------------------------------------------------------
Class B                  Apr-30-97(a)          6.41          0.18             0.02             0.20          (0.18)         --
                         Oct-31-96             6.39          0.28             0.03             0.31          (0.29)         --
                         Oct-31-95             6.14          0.26             0.24             0.50          (0.25)         --
                         Oct-31-94             6.48          0.21            (0.34)           (0.13)         (0.19)         (0.01)
                         Oct-31-93(b)          6.50          0.02            (0.02)           --             (0.02)         --
-----------------------------------------------------------------------------------------------------------------------------------
Government Fund
Class A                  Apr-30-97(a)          8.48          0.28            (0.13)            0.15          (0.29)         --
                         Oct-31-96             8.70          0.62            (0.22)            0.40          (0.54)         --
                         Oct-31-95             8.43          0.58             0.38             0.96          (0.58)         --
                         Oct-31-94            10.14          0.70            (1.60)           (0.90)         (0.70)         --
                         Oct-31-93(b)         10.32          0.12            (0.18)           (0.06)         (0.12)         --
                         ----------------------------------------------------------------------------------------------------------
Class B                  Apr-30-97(a)          8.49          0.25            (0.13)            0.12          (0.26)         --
                         Oct-31-96             8.71          0.55            (0.22)            0.33          (0.48)         --
                         Oct-31-95             8.42          0.51             0.41             0.92          (0.52)         --
                         Oct-31-94            10.14          0.60            (1.58)           (0.98)         (0.60)         --
                         Oct-31-93             9.95          0.71             0.20             0.91          (0.71)         (0.01)
                         Oct-31-92             9.98          0.73             0.03             0.76          (0.73)         --
-----------------------------------------------------------------------------------------------------------------------------------
Tax Free Fund
Class A                  Apr-30-97(a)         11.42          0.31            (0.05)            0.26          (0.28)         --
                         Oct-31-96            11.31          0.62             0.05             0.67          (0.56)         --
                         Oct-31-95            10.59          0.55             0.73             1.28          (0.55)         (0.01)
                         Oct-31-94            11.48          0.45            (0.78)           (0.33)         (0.45)         (0.11)
                         Oct-31-93(b)         11.50          0.05             0.01             0.06          (0.05)         (0.02)
                         ----------------------------------------------------------------------------------------------------------
Class B                  Apr-30-97(a)         11.44          0.31            (0.05)            0.26          (0.28)         --
                         Oct-31-96            11.32          0.62             0.06             0.68          (0.56)         --
                         Oct-31-95            10.60          0.55             0.73             1.28          (0.55)         (0.01)
                         Oct-31-94            11.48          0.43            (0.82)           (0.39)         (0.43)         (0.06)
                         Oct-31-93(b)         11.50          0.06            (0.01)            0.05          (0.03)         (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Value Fund
Class A                  Apr-30-97(a)         10.83          0.04             1.53             1.57          (0.04)         --
                         Oct-31-96             8.95          0.05             1.99             2.04          (0.09)         --
                         Oct-31-95             7.51          0.14             1.45             1.59          (0.15)         --
                         Oct-31-94             7.63          0.13            (0.16)           (0.03)         (0.09)         --
                         Oct-31-93(b)          7.50          0.01             0.12             0.13          --             --
                         ----------------------------------------------------------------------------------------------------------
Class B                  Apr-30-97(a)         10.79         (0.01)            1.53             1.52          --             --
                         Oct-31-96             8.93          0.04             1.93             1.97          (0.04)         --
                         Oct-31-95             7.50          0.07             1.45             1.52          (0.09)         --
                         Oct-31-94             7.64          0.08            (0.17)           (0.09)         (0.05)         --
                         Oct-31-93(b)          7.50         (0.01)            0.15             0.14          --             --
-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund
Class A                  Apr-30-97(a)         13.16         (0.03)            0.64             0.61          --             --
                         Oct-31-96(f)         11.38          0.00             1.78             1.78          --             --
                         Oct-31-95             8.81          0.01             2.56             2.57          --             --
                         Oct-31-94             8.69         (0.01)            0.21             0.20          --             --
                         Oct-31-93(b)          8.50         --                0.19             0.19          --             --
                         ----------------------------------------------------------------------------------------------------------
Class B                  Apr-30-97(a)         12.87         (0.08)            0.63             0.55          --             --
                         Oct-31-96(f)         11.21         (0.09)            1.75             1.66          --             --
                         Oct-31-95             8.74         (0.05)            2.52             2.47          --             --
                         Oct-31-94             8.70         (0.04)            0.16             0.12          --             --
                         Oct-31-93(b)          8.50         --                0.20             0.20          --             --


                         Net        In excess of
                       Realized     Net Realized        Tax
                       Capital        Capital          Return           Total
                        Gains          Gains         of Capital     Distributions
                       --------     ------------     ----------     -------------
Adjustable Rate Fund
Class A                 $--            $--             $--             $ (0.18)
                         --            --               --               (0.34)
                         --            --               --               (0.30)
                         --            --               (0.01)           (0.25)
                         --            --               --               (0.03)

Class B                  --            --               --               (0.18)
                         --            --               --               (0.29)
                         --            --               --               (0.25)
                         --            --               (0.01)           (0.21)
                         --            --               --               (0.02)
---------------------
Government Fund
Class A                  --            --               --               (0.29)
                         --            --               (0.08)           (0.62)
                         --            --               (0.11)           (0.69)
                         (0.03)        --               (0.08)           (0.81)
                         --            --               --               (0.12)

Class B                  --            --               --               (0.26)
                         --            --               (0.07)           (0.55)
                         --            --               (0.11)           (0.63)
                         (0.03)        --               (0.11)           (0.74)
                         --            --               --               (0.72)
                         (0.06)        --               --               (0.79)
---------------------
Tax Free Fund
Class A                  --            --               --               (0.28)
                         --            --               --               (0.56)
                         --            --               --               (0.56)
                         --            --               --               (0.56)
                         --            --               (0.01)           (0.08)

Class B                  --            --               --               (0.28)
                         --            --               --               (0.56)
                         --            --               --               (0.56)
                         --            --               --               (0.49)
                         --            --               (0.01)           (0.07)
---------------------
Value Fund
Class A                  (0.87)        --               --               (0.91)
                         (0.07)        --               --               (0.16)
                         --            --               --               (0.15)
                         --            --               --               (0.09)
                         --            --               --              --

Class B                  (0.87)        --               --               (0.87)
                         (0.07)        --               --               (0.11)
                         --            --               --               (0.09)
                         --            --               --               (0.05)
                         --            --               --              --
---------------------
Growth Fund
Class A                  --            --               --              --
                         --            --               --              --
                         --            --               --              --
                         --             (0.08)          --               (0.08)
                         --            --               --              --

Class B                  --            --               --              --
                         --            --               --              --
                         --            --               --              --
                         --             (0.08)          --               (0.08)
                         --            --               --              --

------------
(a) For the six month period ended April 30, 1997 (unaudited).
(b) For the period September 8, 1993 (commencement of operations) to October 31, 1993.
(c) Annualized.
(d) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. The maximum applicable sales charge on Class A shares of each Fund was not reflected in total return calculations. A contingent deferred sales charge on Class B shares of each Fund of 5% the first year, declining by 1% per year for five years, was not reflected in total return calculations. Additionally, the Adviser has agreed to waive or limit certain expenses as described in detail in the Funds' Prospectuses. Had the Adviser not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  55
--------------------------------------------------------------------------------

                                                                        Ratios and Supplemental Data
                                                  ------------------------------------------------------------------------
                                                            Ratios to average
                                                        daily net assets (%) (c)
Net Increase     Net Asset                        -------------------------------------
 (Decrease)      Value at                                                   Investment                        Net Assets,
in Net Asset        End            Total            Net         Gross         Income         Portfolio       end of period
   Value         of Period     Return (%) (d)     Expenses     Expenses     (Loss), Net     Turnover (%)      (millions)
------------     ---------     --------------     --------     --------     -----------     ------------     -------------
   $ 0.02         $  6.43            3.23           0.95         2.82           5.69             7.78          $     5.9
     0.02            6.41            5.81           0.95         2.55           5.35            39.49                5.7
     0.25            6.39            9.20           0.95         2.96           4.91            53.07                5.5
    (0.35)           6.14           (1.49)          0.95         2.86           4.04           115.55                5.1
    (0.01)           6.49            0.26           0.98         3.24           2.78             0.34                5.1
--------------------------------------------------------------------------------------------------------------------------
     0.02            6.43            3.23           0.95         2.81           5.68             7.78                1.1
     0.02            6.41            5.02           1.70         3.51           4.58            39.49                1.4
     0.25            6.39            8.39           1.70         3.71           4.18            53.07                1.8
    (0.34)           6.14           (2.07)          1.70         3.51           3.48           115.55                2.4
    (0.02)           6.48            0.03           1.61         3.58           2.57             0.34                0.1
--------------------------------------------------------------------------------------------------------------------------
    (0.14)           8.34            1.79           1.03         1.03           6.81            67.58               28.5
    (0.22)           8.48            4.80           0.90         0.90           6.59           334.41               29.1
     0.27            8.70           11.77           1.01         1.01           6.78           315.71               27.0
    (1.71)           8.43           (9.17)          0.99         0.99           7.09           128.82               22.0
    (0.18)          10.14           (0.60)          0.95         0.95           6.81            75.96                1.0
--------------------------------------------------------------------------------------------------------------------------
    (0.14)           8.35            1.40           1.78         1.78           6.04            67.58              608.1
    (0.22)           8.49            4.00           1.69         1.69           5.77           334.41              747.2
     0.29            8.71           11.19           1.76         1.76           6.08           315.71            1,112.0
    (1.72)           8.42           (9.98)          1.76         1.76           6.45           128.82            1,252.0
     0.19           10.14            9.48           1.73         1.73           6.96            75.96            1,343.0
    (0.03)           9.95            7.74           1.64         1.64           7.08           101.31              786.0
--------------------------------------------------------------------------------------------------------------------------
    (0.02)          11.40            2.26           --           1.51           5.42             8.62               16.1
     0.11           11.42            6.13           --           1.52           5.42             5.76               16.2
     0.72           11.31           12.24           --           1.81           5.01            24.95               16.0
    (0.89)          10.59           (2.99)          0.77         1.62           4.08           --                   14.3
    (0.02)          11.48            0.54           1.15         2.09           2.73           --                   15.1
--------------------------------------------------------------------------------------------------------------------------
    (0.02)          11.42            2.26           --           2.26           5.42             8.62                9.0
     0.12           11.44            6.12           --           2.26           5.43             5.76                9.2
     0.72           11.32           12.33           --           2.56           5.01            24.95                7.7
    (0.88)          10.60           (3.45)          1.14         2.30           3.75           --                    5.0
    (0.02)          11.48            0.43           1.84         2.48           2.27           --                    1.2
--------------------------------------------------------------------------------------------------------------------------
     0.66           11.49           15.22           1.35         1.36           0.62            33.45                7.0
     1.88           10.83           23.10           1.35         1.73           1.03           100.02                5.8
     1.44            8.95           21.45           1.35         2.43           1.71            27.41                4.1
    (0.12)           7.51           (0.32)          1.35         3.55           1.92            14.53                3.2
     0.13            7.63            1.73           1.42         6.37           0.73             6.04                2.2
--------------------------------------------------------------------------------------------------------------------------
     0.65           11.44           14.77           2.10         2.11          (0.13)           33.45               41.0
     1.86           10.79           22.30           2.10         2.40           0.23           100.02               33.3
     1.43            8.93           20.50           2.10         3.18           0.94            27.41               14.4
    (0.14)           7.50           (1.10)          2.10         4.02           1.09            14.53                8.0
     0.14            7.64            1.87           2.04         6.38          (1.07)            6.04                0.5
--------------------------------------------------------------------------------------------------------------------------
     0.61           13.77            4.64           1.35         1.48          (0.47)           26.95                8.6
     1.78           13.16           15.64           1.35         1.70           0.03            40.89                8.2
     2.57           11.38           29.17           1.35         2.44           0.10            73.74                6.0
     0.12            8.81            2.48           1.34         3.53          (0.11)          100.41                4.2
     0.19            8.69            2.24           1.39         4.83          (0.30)           46.31                3.3
--------------------------------------------------------------------------------------------------------------------------
     0.55           13.42            4.27           2.10         2.23          (1.21)           26.95               28.0
     1.66           12.87           14.81           2.10         2.41          (0.73)           40.89               27.6
     2.47           11.21           28.26           2.10         3.19          (0.66)           73.74               14.3
     0.04            8.74            1.67           2.09         4.06          (0.82)          100.41                5.8
     0.20            8.70            2.35           1.86         5.04          (1.38)           46.31                0.6




Reimbursement      Average
 of expenses      Commission
from Adviser       Rate (e)
-------------     ----------
$0.059              N/A
 0.098              N/A
 0.126              N/A
 0.120              N/A
 0.003              N/A

 0.060              N/A
 0.109              N/A
 0.124              N/A
 0.108              N/A
 0.003              N/A

   N/A              N/A
   N/A              N/A
   N/A              N/A
   N/A              N/A
   N/A              N/A

   N/A              N/A
   N/A              N/A
   N/A              N/A
   N/A              N/A
   N/A              N/A
   N/A              N/A

 0.086              N/A
 0.172              N/A
 0.199              N/A
 0.094              N/A
 0.002              N/A

 0.129              N/A
 0.257              N/A
 0.287              N/A
 0.122              N/A
 0.003              N/A

 0.001              $0.050
 0.018               0.050
 0.086              N/A
 0.165              N/A
 0.008              N/A

 0.001               0.050
 0.050               0.050
 0.083              N/A
 0.163              N/A
 0.002              N/A

 0.009               0.050
 0.043               0.050
 0.100              N/A
 0.182              N/A
 0.006              N/A

 0.009               0.050
 0.037               0.050
 0.082              N/A
 0.176              N/A
 0.001              N/A


------------
(e)  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of security trades on which commissions are charged.
(f)  Per share amounts were calculated under a methodology using the monthly average of shares outstanding during the period.

--------------------------------------------------------------------------------

56                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)

1.  Organization.  Investors Trust (the "Trust") is organized as a Massachusetts
Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently comprised of five investment portfolios (the
"Funds"), four of which commenced operations as of September 8, 1993 (the
Adjustable Rate Fund, the Tax Free Fund, the Value Fund and the Growth Fund), and one, (the Government Fund), which commenced operations as of April 22, 1987.

  Under the Trust's Multiple Class Distribution System (the "Multiple Class
Arrangement"), the Funds currently offer to the general public two classes of shares of beneficial interest, no par value, which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B shares).

  Class B shares, including a pro rata portion of the shares received as distributions with respect to such shares, will automatically convert to Class A shares of the Funds at the end of eight years following the issuance of the Class B shares. The date of issuance for purposes of conversion of shares in the Government Fund which were held on September 7, 1993 shall be the original date of acquisition of such shares.

2. Significant Accounting Policies. The preparation of the Funds' financial statements in accordance with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The following is a summary of significant accounting policies followed consistently by the Funds.

  Securities Valuation. Securities (including options) listed or traded on an exchange or quoted on NASDAQ are valued at their last sale prices prior to the time when assets are valued. Lacking any sales on that day, securities are valued at the mean between the current closing bid and asked prices. Other securities for which market quotations are readily available are valued at the mean of the bid and asked quotations quoted prior to the time when assets are valued ("market value"). Certain securities (including most tax-exempt debt obligations) are valued primarily utilizing such pricing services as may be deemed appropriate. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the New York Stock Exchange. Investments in certain long-term debt securities not traded in an organized market are valued primarily based on market quotations provided by recognized dealers of such securities.
Other securities for which market quotations are not readily available, such as restricted securities, or where pricing occurs during periods of market disruption, are valued in good faith by or under the authority of the Trustees of the Trust. Short-term investments maturing within 60 days are valued at original cost plus accreted discount or accrued interest which approximates market value.

  Securities Transactions and Related Investment Income. Sales and purchases are accounted for as of trade date. Realized securities gains or losses are determined using the identified cost method for both financial and tax

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  57
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited), continued reporting purposes. Dividend income is recorded on the ex-dividend date.
Interest income is accrued pro rata to maturity. Original issue discount is accreted for financial and tax accounting purposes. All premiums on securities in the Tax Free Fund are amortized for financial and tax accounting purposes.

  Futures Contracts. Each of the Funds may purchase and sell futures contracts, subject to certain limitations. The Government Fund uses interest rate futures contracts as a hedge against changes in interest rates. Upon entering into a futures contract, each Fund is required to deposit with a broker an amount
("initial margin") equal to a certain percentage of the face amount of the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the unrealized gains and losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Fund may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

  Options on Futures Contracts. Each Fund may purchase and sell listed call and put options on futures contracts. The Government Fund uses options on interest rate futures contracts as a hedge against changes in interest rates. Options are valued in accordance with the security valuations policies described above.
Transactions in options on futures contracts involve similar risks to those on futures contracts.

  Securities Purchased on a When-Issued Basis. Each Fund may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. A Fund will not enter into such agreements for the purpose of investment leverage.

  Liability for the purchase price and all the rights and risks of ownership of the securities accrue to a Fund at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days (but not to exceed 120 days) of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at the price above the current market price on the date of delivery and payment.
During the time the Fund is obligated to purchase such securities, it will segregate with the Custodian U.S. government securities, cash or cash equivalents (or a receivable for investment sold in connection therewith) of an aggregate current value sufficient to make payment for the securities.

  Repurchase Agreements. Each Fund may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by a Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1+ by Standard and Poor's in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. A Fund will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of the

--------------------------------------------------------------------------------

58                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited), continued
Fund. In addition, not more than one-third of the current market value of the Fund's total assets shall constitute secured "loans" by the Fund under repurchase agreements.

  Federal Income Taxes. As a Massachusetts Business Trust, each Fund is a separate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds. It is the intent of the Funds to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, the Funds paid no federal taxes and no federal income or excise tax provisions were required. For Federal income tax purposes, any futures contracts or options on futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in Federal taxable income. As of October 31, 1996, the Funds had net tax basis capital loss carryforwards which may be applied against taxable gains until their expiration dates as follows:


                                                                        Expiration
                                                                           Dates
Fund                                                       Amount       October 31,
-----------------------------------------------------   ------------    -----------
Adjustable Rate Fund.................................   $     72,067        2002
                                                             114,498        2003
                                                              14,856        2004
Government Fund......................................     87,661,793        2002
                                                         107,525,597        2003
                                                           1,748,819        2004
Tax Free Fund........................................        176,173        2003
Growth Fund..........................................        201,507        2002
                                                             243,412        2004

  Distribution of Income and Gains. The Government and Tax Free Funds currently declare a distribution each day in an amount based on periodic projections of their future net investment income and will pay such distributions monthly. Consequently, the amount of each daily distribution may differ from actual net investment income. Net investment income for the Adjustable Rate Fund is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly. Distributions of net investment income are declared and paid, quarterly for the Value Fund and annually for the Growth Fund. Distributions from net short-term realized gains are declared and paid, annually. During any particular year, net realized gains from investment transactions in excess of any available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.

  Capital Accounts. The Funds report the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available).

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  59
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited), continued
Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset values of the Funds.

  Deferred Organizational and Registration Costs. Costs incurred by a Fund in connection with its organization and registration of shares have been deferred and are being amortized on a straight-line basis over a period 60 months from commencement of investment operations. Costs incurred for subsequent registration of shares will be amortized on a straight-line basis over the lesser of the duration of the registration period or 12 months.

  Expenses. Expenses such as management fees, distribution fees, custodian fees, transfer agent fees, and registration fees are charged directly to each Fund, while indirect expenses, such as shareholder reports, professional fees, trustee fees and expenses, and insurance are allocated among the Funds principally based on their relative average net assets. Portfolio-level expenses are allocated to each class of shares based upon the relative percentage of current net assets of dividend-eligible shares. All expenses that are directly attributable to a specific class of shares, such as legal expenses and Trustees' fees incurred as a result of issues relating solely to one class and distribution fees, are allocated to that class.

3. Purchases and Sales of Securities. The cost of purchases and the proceeds from sales and paydowns of investments other than U.S. Government and agency securities, short term investments and options, for the six months ended April 30, 1997 were as follows:

Fund                                   Purchases         Sales         Paydowns
-----------------------------------   ------------    ------------    -----------
Adjustable Rate Fund...............   $    244,318    $    161,165    $   101,323
Tax Free Fund......................      2,095,076       4,277,602        --
Value Fund.........................     17,316,645      14,461,773        --
Growth Fund........................      9,276,280      10,180,696        --

  The cost of purchases and the proceeds from sales and paydowns of long-term U.S. Government and agency securities, for the six months ended April 30, 1997, were as follows:

Fund                                   Purchases         Sales         Paydowns
-----------------------------------   ------------    ------------    -----------
Adjustable Rate Fund...............   $    532,031    $    367,164    $   431,051
Government Fund....................    478,901,520     621,903,553     17,208,937

--------------------------------------------------------------------------------

60                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited), continued
  Transactions in options written on U.S. Treasury bond futures for the Government Fund were as follows:

                                                          Number of         Net
                                                        contracts of      premiums
                                                       Written Options    received
                                                       ---------------    --------
Outstanding at October 31, 1996.....................          186         $210,994
Exercised...........................................         (186)        (210,994)
                                                       ---------------    --------
Outstanding at April 30, 1997.......................       --             $  --
                                                       ---------------    --------
                                                       ---------------    --------

  At April 30, 1997 the security pledged to cover margin requirements for open futures contracts on United States Treasury Bonds for the Government Fund was as follows:

Description                                              Face value    Market value
------------------------------------------------------   ----------    ------------
Federal National Mortgage Association Medium Term
  Note, 12.000%, 11/13/00.............................   $2,500,000     $2,917,175
                                                         ----------    ------------
                                                         ----------    ------------

  Aggregate gross unrealized appreciation (depreciation) of investments for each Fund at April 30, 1997 was as follows:

                                                                            Net
                                        Gross            Gross           Unrealized
                                      Unrealized       Unrealized       Appreciation
Fund                                 Appreciation    (Depreciation)    (Depreciation)
----------------------------------   ------------    --------------    --------------
Adjustable Rate Fund..............   $    194,074    $      (17,979)   $      176,095
Government Fund...................      8,449,607        (9,184,351)         (734,744)
Tax Free Fund.....................        315,849           (77,562)          238,287
Value Fund........................      9,311,143          (159,694)        9,151,449
Growth Fund.......................     10,537,244          (657,727)        9,879,517

  The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at April 30, 1997.

4. Management, Distribution and Trustees' Fees. Under Advisory agreements between the Funds and GNA Capital Management, Inc. (the "Adviser"), each Fund agrees to pay the Adviser a fee based on its average daily net assets as follows:

  Adjustable Rate Fund. The Adviser's fee is calculated at an annual rate of .40% of the average daily net assets.

  Government Fund. The Adviser's fee is calculated based upon the Fund's average daily net assets, equal to an annual rate of .65% of the first $500 million, .60% of the next $250 million, .55% of the next

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  61
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited), continued
$500 million, .50% of the next $250 million and .45% of average daily net assets over $1.5 billion. For the six months ended April 30, 1997, the Adviser's fee was equivalent to an annual effective rate of .63% of the Fund's average daily net assets.

  Tax Free Fund. The Adviser's fee is calculated based upon the Fund's average daily net assets, equal to an annual rate of .60% of the first $20 million, .50% of the next $80 million and .45% of average daily net assets in excess of $100 million. For the six months ended April 30, 1997, the Adviser's fee was equivalent to an annual effective rate of .58% of the Fund's average daily net assets.

  Value Fund. The Adviser's fee is calculated based upon the Fund's average daily net assets, equal to an annual rate of .80% of the first $100 million and
 .70% of average daily net assets in excess of $100 million.

  Growth Fund. The Adviser's fee is calculated based upon the Fund's average daily net assets, equal to an annual rate of .80% of the first $100 million and
 .70% of average daily net assets in excess of $100 million.

  The Adviser has agreed to reimburse the Classes of the following Funds, for expenses incurred by the Classes to the extent that such expenses exceed the following percentages of average daily net assets during the six months ended April 30, 1997:

Fund                                                              Class A    Class B
---------------------------------------------------------------   -------    -------
Adjustable Rate Fund...........................................    0.95%      0.95%
Value Fund.....................................................    1.35%      2.10%
Growth Fund....................................................    1.35%      2.10%

  The Adviser did not reimburse any expenses of the Government Fund, but reimbursed all of the expenses of the Tax Free Fund during the six months ended April 30, 1997.

  The expense reimbursement may be extended or modified by the Adviser. The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

  The Adviser has retained the following portfolio managers (the "Sub-Advisers") for the Funds. These Sub-Advisers are responsible for the actual investment management of the Fund's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.

Fund                                                  Sub-Adviser
-------------------------------------   ----------------------------------------
Adjustable Rate Fund.................   Standish, Ayer & Wood, Inc.
Government Fund......................   BlackRock Financial Management, Inc.
Tax Free Fund........................   Brown Brothers Harriman & Co.
Value Fund...........................   Duff & Phelps Investment Management Co.
Growth Fund..........................   Value Line, Inc.

--------------------------------------------------------------------------------

62                                                  Investors Trust Mutual Funds
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited), continued
  GNA Distributors, Inc. (the "Distributor") receives monthly distribution fees from the Funds (except from the Adjustable Rate Fund as noted below) calculated at the annual rate of .75% of the average daily net assets of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. In accordance with the Distribution Agreement, the aggregate of all payments received by the Distributor did not exceed, at any time, the aggregate of all expenses incurred by the Distributor that were related to sales. Shareholder servicing fees are also imposed on both Class A and Class B shares of the Funds equal to specified costs incurred by the Distributor, but in no event to exceed
 .25% of the average daily net assets of each of the Funds with respect to each class. The shareholder servicing fees are in addition to the .75% distribution fees imposed on Class B. The Distributor has agreed that the .75% of average daily net assets on Class B shares will only be assessed on any shareholder's shares for a limited period of time. Once Class B shares automatically convert to Class A shares of the Funds, after eight years, such shareholders will be subject only to the shareholder servicing fee of .25% maximum applicable to Class A shares under the 12b-1 Plan.

  For the six months ended April 30, 1997, the Adjustable Rate Fund was not charged any distribution fee by the Distributor since there was no carry forward of distribution expenses as at November 1, 1996 for the Fund and no expenses were incurred during the six month period.

  With respect to Class B shares, a contingent deferred sales charge ("withdrawal fee") of 5% the first year, declining by 1% per year for five years, is imposed on any redemption which reduces the current value of the account to an amount which is lower than the dollar amount of all payments during the preceding five years. Withdrawal fees are paid to and retained by the Distributor. These fees permit the Distributor to recover its sales-related expenses (such as the 4% of the purchase price paid to dealers who sell Class B shares of the Fund, printing fees, and marketing and advertising expenses). In the event the Distributor is not fully reimbursed for such expenses incurred in any fiscal year of the Fund, the Distributor shall be entitled to carryforward such expenses to subsequent fiscal years for submission to the Fund for payment, subject always to the .75% of Class B net assets annual maximum expenditure allowed by the Fund's Plan. The cumulative reimbursable amount is increased by an interest factor which is intended to replicate the Distributor's cost of funds for financing advances made under the Plan. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance. The total amounts of carryover expenses outstanding since inception of the Plan as of April 30,1997 for which the Distributor intends to seek repayment from the Funds are as follows:

Fund                                                                      Amount
---------------------------------------------------------------------   -----------
Adjustable Rate Fund.................................................   $   --
Government Fund......................................................    24,294,289
Tax Free Fund........................................................       332,829
Value Fund...........................................................       642,100
Growth Fund..........................................................       612,377

--------------------------------------------------------------------------------

Investors Trust Mutual Funds                                                  63
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited), continued
  Each Fund pays each Trustee not affiliated with the Adviser its proportionate share of: (1) an annual fee of $4,000; and (2) a fee of $500 for each meeting of the Board of Trustees attended plus all reasonable expenses associated with attendance at such meetings. The proportionate rate is allocated among the Funds principally based on their relative net assets. No remuneration is paid by the Funds to any Trustee or officer of the Funds who is affiliated with the Adviser.

5. Shares of Beneficial Interest. At April 30, 1997, GNA Corporation, the parent company of the Funds' Adviser, owned the following number of Class A shares and a nominal amount of Class B shares of the Funds:

                                                                            Class A
Fund                                                                        Shares
-------------------------------------------------------------------------   -------
Adjustable Rate Fund.....................................................   914,590
Value Fund...............................................................   304,092
Growth Fund..............................................................   356,355

  At April 30, 1997, Employers Reinsurance Corporation, a wholly-owned financial subsidiary of General Electric Capital Services Corporation, an affiliate of GNA Corporation, owned 1,304,348 Class A shares of the Tax Free Fund.

6. Subsequent Event. On May 16, 1997, the Board of Trustees of Investors Trust unanimously approved an Agreement and Plan of Reorganization (the "Agreement") relating to the proposed combination of each series of Investors Trust (each an "Investors Trust Fund") with a series of GE Funds (each a "GE Fund"). GNA Capital Management, Inc., the investment adviser to each of the Investors Trust Funds, and GE Investment Management Incorporated ("GEIM"), the investment adviser to each of the GE Funds, are both indirect wholly owned subsidiaries of General Electric Company.

  Pursuant to the Agreement, each Investors Trust Fund will transfer substantially all of its assets to a GE Fund having generally similar investment objectives and policies in exchange for shares of the GE Fund and the assumption by the GE Fund of certain liabilities of the Investors Trust Fund. Following the exchange, the Investors Trust Fund will distribute the shares of the GE Fund to its shareholders pro rata, in liquidation of the Investors Trust Fund. The effectiveness of these transactions as to each Investors Trust Fund is subject to the satisfaction of a number of conditions, including approval by shareholders of each class of such Fund. It is currently anticipated that these matters will be submitted for a vote at a meeting of shareholders to be held in mid-September 1997.

  On May 16, 1997, GNA Capital Management, Inc. notified the Board of Trustees that effective June 22, 1997, it will decrease the level of reimbursement for the Tax Free Fund. The decreased reimbursement will limit the "Total Fund Operating Expenses" of the Fund so that the expenses will not exceed 1.15% for Class A shares and 1.90% for Class B shares. Additionally, effective June 22, 1997, the actual net investment income for the Tax Free Fund will be declared daily as dividends.

--------------------------------------------------------------------------------